SEC File Nos. 811-1880
                                                              2-33371

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      Post-Effective Amendment No. 48  (X)
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 29   (X)

                       THE INCOME FUND OF AMERICA, INC.
               (Exact name of registrant as specified in charter)
 P.O. Box 7650, One Market, Steuart Tower, San Francisco, California 94120
             (Address of principal executive offices) (Zip Code)
      Registrant's Telephone Number, Including Area Code:  (415) 421-9360

                              Patrick F. Quan
                                 Secretary
                     The Income Fund of America, Inc.
                 P.O. Box 7650, One Market, Steuart Tower
                       San Francisco, California 94120

                    (Name and address of agent for service)
                                    Copy to:
                           Robert E. Carlson, Esq.
                    Paul, Hastings, Janofsky & Walker, LLP
                           555 South Flower Street
                        Los Angeles, California 90071

                   The Registrant has filed a declaration
                        pursuant to Rule 24f-2.  On
                   September 26, 1997, it filed its 24f-2
                          Notice for fiscal 1997.

                 Approximate date of proposed public offering:
                  [X] It is proposed that this filing will
                     become effective on October 1, 1997
                    pursuant to paragraph (b) of Rule 485.

                        THE INCOME FUND OF AMERICA, INC.
                             Cross Reference Sheet

                                                             Captions in
Item Number                                                  Prospectus
of Part "A"                                                    (Part "A")
of Form N-1A
 1.           Cover Page                                     Cover Page

 2.           Synopsis                                       Expenses

 3.           Condensed Financial Information                Financial Highlights; Investment Results

 4.           General Description of Registrant              Fund Organization
                                                             and Management;
                                                             Investment Policies and
                                                             Risks; Securities and Investment Techniques

 5.           Management of the Fund                         Financial Highlights;
                                                             Fund Organization and
                                                             Management

 6.           Capital Stock and Other Securities             Investment Policies and Risks; Fund
                                                             Organization and
                                                             Management; Dividends,
                                                             Distributions and Taxes

 7.           Purchase of Securities Being Offered           Purchasing Shares;
                                                             Fund Organization and
                                                             Management; Other Important Things to Remember

 8.           Redemption or Repurchase                       Selling Shares

 9.           Legal Proceedings                              N/A


                                                             Captions in Statement
Item Number                                                  of Additional
of Part "B"                                                  Information
of Form N-1A                                                        (Part "B")

 10.          Cover Page                                     Cover

 11.          Table of Contents                              Table of Contents

 12.          General Information and History                None

 13.          Investment Objectives and Policies             Description of Certain
                                                             Securities; Fundamental
                                                             Policies and Investment
                                                             Restrictions

 14.          Management of the Fund                         Fund Officers and
                                                             Directors

 15.          Control Persons and Principal                  Fund Officers and
              Holders of Securities                          Directors; Fund
                                                             Organization and
                                                             Management (Part "A")

 16.          Investment Advisory and Other Services         Fund Officers and
                                                             Directors; Fund
                                                             Organization and
                                                             Management (Part "A");
                                                             General Information;
                                                             Management

 17.          Brokerage Allocation and Other Practices       Execution of Portfolio
                                                             Transactions; Fund
                                                             Organization and
                                                             Management (Part "A")

 18.          Capital Stock and Other Securities             None

 19.          Purchase, Redemption and Pricing               Purchase of Shares; Redeeming Shares;
              of Securities Being Offered
                                                             Shareholder Account
                                                             Services and Privileges;
                                                             Purchasing Shares (Part
                                                             "A"); General
                                                             Information

 20.          Tax Status                                     Dividends,
                                                             Distributions and Federal
                                                             Taxes

 21.          Underwriter                                    Management; Fund
                                                             Organization and
                                                             Management (Part "A")

 22.          Calculation of Performance Data                Investment Results

 23.          Financial Statements                           Financial Statements


Item in
Part "C"

24.           Financial Statements and Exhibits

25. Persons Controlled by or Under Common Control with Registrant

26.           Number of Holders of Securities

27.           Indemnification

28.           Business and Other Connections of Investment Adviser

29.           Principal Underwriter

30.           Location of Accounts and Records

31.           Management Services

32.           Undertakings



  Signature Page

                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

--------------------------------------------------------------------------------


                                The Income Fund
                                   of America

                                   Prospectus




                                OCTOBER 1, 1997

THE INCOME FUND OF AMERICA
One Market
Steuart Tower, Suite 1800
San Francisco, CA 94105

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                                           3
Financial Highlights                               4
Investment Policies and Risks                      5
Securities and Investment Techniques               5
Multiple Portfolio Counselor System               10
Investment Results                                12
Dividends, Distributions and Taxes                14
Fund Organization and Management                  14
Shareholder Services                              17


--------------------------------------------------------------------------------

The fund's investment objective is to emphasize current income while secondarily striving to attain capital growth. The fund strives to accomplish this objective by investing in a broadly diversified portfolio of securities including stocks and bonds.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 06-010-1097

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
EXPENSES

The effect of the expenses described below is reflected in the fund's share price and return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's assets and are factored into its share price.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                                       5.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.


FUND OPERATING EXPENSES
(as a percentage of average net assets)
--------------------------------------------------------------------------------
Management fees                                                            .29%
 ................................................................................
12b-1 expenses                                                             .24%*
 ................................................................................
Other expenses                                                             .08%
 ................................................................................
Total fund operating expenses                                              .61%

* 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------
One year                                                                   $ 63
 ................................................................................
Three years                                                                $ 76
 ................................................................................
Five years                                                                 $ 90
 ................................................................................
Ten years                                                                  $129

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information has been audited by Deloitte and Touche llp, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                    YEARS ENDED JULY 31
                                                    -------------------
                          1997     1996     1995     1994     1993    1992    1991    1990    1989    1988
                         -----------------------------------------------------------------------------------
Net asset value,
beginning of year         $15.89   $14.92   $13.59   $14.47  $13.94  $12.54  $12.11  $13.20  $11.50  $12.54
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income        .86      .87      .85      .83     .85     .85     .86     .82     .90     .82

Net realized gain and
change in unrealized
appreciation
on investments              3.55     1.11     1.29     (.53)    .74    1.48     .53    (.67)   1.68    (.68)

Total income
from  investment
operations                  4.41     1.98     2.14      .30    1.59    2.33    1.39     .15    2.58     .14
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net
investment income           (.90)    (.83)    (.75)    (.83)   (.84)   (.85)   (.89)   (.87)   (.88)   (.80)

Distributions from net
realized gains              (.81)    (.18)    (.06)    (.35)   (.22)   (.08)   (.07)   (.37)    (--)   (.38)

Total distributions        (1.71)   (1.01)    (.81)   (1.18)  (1.06)   (.93)   (.96)  (1.24)   (.88)  (1.18)

Net asset value,
end of year               $18.59   $15.89   $14.92   $13.59  $14.47  $13.94  $12.54  $12.11  $13.20  $11.50
------------------------------------------------------------------------------------------------------------
Total return/1/           29.28%   13.46%   16.42%    1.98%  11.88%  19.16%  12.24%   1.12%  23.43%   1.71%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of year
(in millions)            $18,814  $14,459  $12,290  $10,537  $9,045  $5,121  $2,771  $2,110  $1,271  $  925

Ratio of expenses to
average net assets          .61%     .62%     .65%     .63%    .62%    .66%    .73%    .67%    .69%    .55%

Ratio of net income to
average net assets         5.09%    5.56%    6.12%    5.92%   6.05%   6.40%   7.23%   7.36%   7.45%   7.14%

Average commission
paid/2/                    3.21c    4.63c    6.20c    6.40c   7.14c   7.05c   7.40c   7.37c   7.46c   7.03c

Portfolio turnover rate   40.92%   37.77%   26.26%   26.42%  29.18%  22.71%  23.35%  18.90%  34.38%  42.83%
------------------------------------------------------------------------------------------------------------

/1/ Excludes maximum sales charge of 5.75%.
/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis without commissions, such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS

The investment objective of the fund is to emphasize current income while secondarily striving to attain capital growth.

The portfolio of the fund is managed to earn current income on, and to anticipate long-term capital growth of, the portfolio as a whole rather than any individual security in it. Generally, substantially all of the fund's portfolio will be invested in income-producing securities; however, the fund under normal market conditions will maintain at least 65% of the value of its assets in income-producing securities. The relative percentages of each type of security in the portfolio may be expected to fluctuate. Normally, at least 60% of the fund will be invested in equity-type securities; however, at times the fund may be invested solely in debt securities or solely in equity-type securities including securities convertible into common stock. Assets may also be held in cash or cash equivalents (such as certain short-term securities, including commercial paper). Finally, the fund may invest in reinsurance related notes and bonds and, to a limited extent (no more than 1 1/2% of its assets), in inverse floating rate notes. Limits on the fund's investment policies are determined at the time of purchase and are based on the fund's net assets, unless otherwise stated. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval.

THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE DUE TO MARKET CONDITIONS AND OTHER FACTORS.
--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.


DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest up to 20% of its assets in debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company, the fund's investment adviser. These securities are commonly known as "high-yield, high-risk" or "junk" bonds. High-yield, high-risk bonds are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. The fund's high-yield, high-risk securities may be rated as low as Ca by Moody's or CC by S&P which are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the statement of additional information for a complete description of the bond ratings. The 20% limit shall not apply to debt securities that have equity conversion or purchase rights.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

During the fiscal year ended July 31, 1997, the monthly average percentage of the fund's net assets in debt investments was 30%. The average monthly composition of the fund's portfolio based on the higher of Moody's or S&P ratings for the fiscal year was as follows:

--------------------------------------------------------------------------------
Aaa/AAA    9.15%
 ................................................................................
Aa/AA      0.28%
 ................................................................................
A/A        1.54%
 ................................................................................
Baa/BBB    4.13%
 ................................................................................
Ba/BB      5.63%
 ................................................................................
B/B        8.44%
 ................................................................................
Caa/CCC    0.20%
 ................................................................................
Non-rated  0.66%

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
Some or all of these non-rated securities were determined to be equivalent to securities rated by Moody's or S&P as follows:

--------------------------------------------------------------------------------
A/A      0.09%
 ................................................................................
Baa/BBB  0.13%
 ................................................................................
Ba/BB    0.13%
 ................................................................................
B/B      0.24%
 ................................................................................
Caa/CCC  0.07%

 ................................................................................

Money market instruments and cash made up an average of 10.14% of the fund's portfolio.

OTHER SECURITIES

The fund may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

PRIVATE PLACEMENTS

Normally, securities acquired in private placements are subject to contractual restrictions on resale. Any such securities will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of securities that are illiquid.

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------

PASS-THROUGH SECURITIES

The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the bonds' effective maturities.

U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The fund may invest in notes and bonds issued by the U.S. Treasury and federal agencies whose interest payments vary with the rate of inflation.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
The fund also may enter into "roll" transactions which are the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

INVESTING IN VARIOUS COUNTRIES

The fund may invest in securities of issuers domiciled outside the U.S. Up to 10% of the fund's assets may be invested in equity-type securities of non-U.S. issuers which are not included in the Standard & Poor's 500 Composite Index, and up to 10% may be invested in debt securities of non-U.S. issuers payable in U.S. dollars. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; differing accounting, auditing and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. The fund can purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar. Brokerage commissions may be higher outside the U.S., and the fund may bear certain expenses in connection with currency transactions.
Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.
--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for the fund are listed on the following page.

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                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------

                                                                       YEARS OF EXPERIENCE AS
                                                                      INVESTMENT PROFESSIONAL
                                                                           (APPROXIMATE)
                                                                      ------------------------
                                            YEARS OF EXPERIENCE
                                           AS PORTFOLIO COUNSELOR     WITH CAPITAL
                                        (AND RESEARCH PROFESSIONAL,   RESEARCH AND
PORTFOLIO COUNSELORS                       IF APPLICABLE) FOR THE      MANAGEMENT
FOR THE INCOME FUND                     INCOME FUND OF AMERICA, INC.   COMPANY OR
  OF AMERICA, INC.    PRIMARY TITLE(S)          (APPROXIMATE)        ITS AFFILIATES TOTAL YEARS
-----------------------------------------------------------------------------------------------
STEPHEN               Senior Vice       13 years (in                 25 years       31 years
E.                    President         addition to 11
BEPLER                of the fund.      years as a
                      Senior Vice       research
                      President,        professional
                      Capital           prior to
                      Research          becoming a
                      Company*          portfolio
                                        counselor for
                                        the fund)
---------------------------------------------------------------------------------------------
ABNER D.              Senior Vice       24 years                     30 years       45 years
GOLDSTINE             President
                      of the fund.
                      Senior Vice
                      President and
                      Director,
                      Capital
                      Research and
                      Management
                      Company
---------------------------------------------------------------------------------------------
GREGG E.              Vice President,   8 years (in                  24 years       24 years
IRELAND               Capital           addition to
                      Research and      5 years as a
                      Management        research
                      Company           professional
                                        prior to
                                        becoming a
                                        portfolio
                                        counselor for
                                        the fund)
---------------------------------------------------------------------------------------------
JANET A.              President of      4 years (in                  15 years       21 years
MCKINLEY              the fund.         addition to
                      Director,         8 years as a
                      Capital           research
                      Research and      professional
                      Management        prior to
                      Company; Senior   becoming a
                      Vice President,   portfolio
                      Capital           counselor for
                      Research          the fund)
                      Company*
---------------------------------------------------------------------------------------------
DINA N.               Vice President    5 years                      6 years        31 years
PERRY                 of the fund.
                      Vice President,
                      Capital
                      Research and
                      Management
                      Company
---------------------------------------------------------------------------------------------
RICHARD               Senior Vice       19 years                     20 years       31 years
T.                    President
SCHOTTE               of the fund.
                      Senior Vice
                      President,
                      Capital
                      Research and
                      Management
                      Company
---------------------------------------------------------------------------------------------
JOHN H.               Vice President    5 years                      14 years       15 years
SMET                  of the fund.
                      Vice President,
                      Capital
                      Research and
                      Management
                      Company
---------------------------------------------------------------------------------------------

 *Company affiliated with Capital Research and Management Company.

--------------------------------------------------------------------------------
  THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
INVESTMENT RESULTS
The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield, and/or distribution rate basis. Results calculated without a sales charge will be higher.

- TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

- YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

- DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid by the fund's price for the 12 month period.

                               INVESTMENT RESULTS
                       (FOR PERIODS ENDED JUNE 30, 1997)

                   THE FUND
AVERAGE ANNUAL      AT NET     THE FUND AT MAXIMUM
TOTAL RETURN    ASSET VALUE/1/ SALES CHARGE/1/,/2/ BOND INDEX/3/ S&P 500/4/
--------------------------------------------------------------------------------
One year            21.07%           14.10%            8.15%       34.63%
 ................................................................................
Five years          13.93%           12.59%            7.12%       19.74%
 ................................................................................
Ten years           12.28%           11.62%            8.82%       14.62%
 ................................................................................
Lifetime/5/         14.09%           13.80%            9.29%/6/    14.29%
--------------------------------------------------------------------------------

OTHER FUND RETURNS/1/:
30-Day Yield: 4.46%
Distribution Rate: 5.02%

/1/These fund results were calculated according to a standard that is required for all stock and bond funds.
/2/The maximum sales charge has been deducted.
/3/Lehman Brothers Aggregate Bond Index represents investment grade debt. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/The Standard & Poor's 500 Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/5/For the period beginning December 1, 1973 (when Capital Research and
   Management Company became the fund's investment adviser).
/6/From December 1, 1973 through December 31, 1975, the Lehman Brothers
   Government/Corporate Bond Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist.

--------------------------------------------------------------------------------
                   THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

                          The Fund's Dividend Rates
             as Compared with the Dividend Rates of the S&P 500/1/

              Dividend Rate (percent)
Period        IFA            S&P 500
--------      -----------------------
7/31/87       6.70           2.67
7/31/88       6.84           3.27
7/31/89       6.67           3.04
7/31/90       7.07           3.31
7/31/91       7.09           3.11
7/31/92       6.05           2.89
7/31/93       6.19           2.79
7/31/94       6.06           2.80
7/31/95       5.55           2.41
7/31/96       5.19           2.28
7/31/97       4.74           1.61



                             [GRAPH APPEARS HERE]

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis for comparitive purposes. The fund recorded positive returns in each of the last ten fiscal years (which end in July).

1987 -  0.72
1988 - 14.79
1989 - 22.99
1990 - -3.03
1991 - 23.78
1992 - 12.03
1993 - 14.01
1994 - -2.50
1995 - 29.08
1996 - 15.23


Past results are not an indication of future results.

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund pays dividends, which may fluctuate, four times each year usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.
--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1969 and reorganized as a Maryland corporation in 1983. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters which require

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company is composed of a basic management fee which may not exceed 0.24% of the fund's average net assets annually and declines at certain asset levels and 2.25% of the fund's gross investment income for the preceding month. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the Plan were incurred within the preceeding 12 months and accrued while the Plan is in effect. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount.

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                     CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                            (8 A.M. TO 8 P.M. ET):
                                800/421-0180

                            [MAP OF UNITED STATES]

WESTERN SERVICE CENTER
American Funds
Service Company
P.O. Box 2205
Brea, California
92822-2205
Fax: 714/671-7080

WESTERN CENTRAL
SERVICE CENTER
American Funds
Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522
Fax: 210/530-4050

EASTERN CENTRAL
SERVICE CENTER
American Funds
Service Company
P.O. Box 6007
Indianapolis, Indiana
46206-6007
Fax: 317/735-6620

EASTERN SERVCE CENTER
American Funds
Service Company
P.O. Box 2280
Norfolk, Virginia
23501-2280
Fax: 804/670-4773

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES
ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

- Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

- Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

--------------------------------------------------------------------------------
  THE INCOME FUND OF AMERICA / PROSPECTUS 1997

- Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

- Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone or computer, including American FundsLine(R) or American FundsLine OnLineSM (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

- Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS

--------------------------------------------------------------------------------
To establish an account.................................................  $1,000
 For a retirement plan account..........................................  $  250
 For a retirement plan account through payroll deduction................  $   25
To add to an account....................................................  $   50
 For a retirement plan account..........................................  $   25

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                      SALES CHARGE AS A
                                        PERCENTAGE OF
                                      -----------------     DEALER
                                                  NET    CONCESSION AS
                                      OFFERING  AMOUNT  % OF OFFERING
INVESTMENT                             PRICE   INVESTED     PRICE
--------------------------------------------------------------------------------

Less than $50,000                      5.75%     6.10%     5.00%
 ................................................................................
$50,000 but less than $100,000         4.50%     4.71%     3.75%
 ................................................................................
$100,000 but less than $250,000        3.50%     3.63%     2.75%
 ................................................................................
$250,000 but less than $500,000        2.50%     2.56%     2.00%
 ................................................................................
$500,000 but less than $1 million      2.00%     2.04%     1.60%
 ................................................................................
$1 million or more and certain
other investments described below  see below see below see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution and/or by American Funds Distributors on these investments. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution and/or by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During the current fiscal year, American Funds Distributors will also provide additional compensation to the top one hundred

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

- Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by", as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

- Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

- Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

- Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLineSM (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone or computer, including American FundsLine(R) or American FundsLine OnLineSM (see below), or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sale of shares held in corporate, partnership or fiduciary accounts.

--------------------------------------------------------------------------------
                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
--------------------------------------------------------------------------------
You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLineSM. To use this service, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds' Web site on the Internet at www.americanfunds.com.

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone, computer (including American FundsLine(R) or American FundsLine OnLineSM) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

                 THE INCOME FUND OF AMERICA / PROSPECTUS 1997
NOTES

  THE INCOME FUND OF AMERICA / PROSPECTUS 1997

        FOR SHAREHOLDER SERVICES               FOR DEALER SERVICES

        American Funds                         American Funds
        Service Company                        Distributors
        800/421-0180 ext. 1                    800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION
              American                         American Funds
              FundsLine(R)                     Internet Web site
              800/325-3590                     http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 ------------------------------------------------------------

                    OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL              STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS          INFORMATION (SAI)


 Includes financial              Contains more detailed
 statements, detailed            information on all aspects
 performance information,        of the fund, including the
 portfolio holdings, a           fund's financial statements.
 statement from portfolio
 management and the
 independent auditor's report
 (in the annual report).

                                 A current SAI has been filed
                                 with the Securities and
                                 Exchange Commission ("SEC").
                                 It is incorporated by
                                 reference into this
                                 prospectus and is available
                                 along with other related
                                 materials on the SEC's
                                 Internet Web site at
                                 http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of
 the fund's personal
 investing policy.

 To request a free copy of any of the documents above:

 Call American Funds   or        Write to the Secretary of
 Service Company 800/421-0180    the fund P.O. Box 7650San
 ext. 1                          Francisco, CA 94120

This prospectus has been printed on recycled paper.

                                                                  [RECYCLE LOGO]

24


                        THE INCOME FUND OF AMERICA, INC.
                                      Part B
                       Statement of Additional Information

                                OCTOBER 1, 1997

    This document is not a prospectus but should be read in conjunction with the current Prospectus of The Income Fund of America, Inc. (the fund or IFA) dated October 1, 1997. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                        THE INCOME FUND OF AMERICA, INC.
                              ATTENTION:  SECRETARY
                            ONE MARKET, STEUART TOWER
                                 P.O. BOX 7650
                            SAN FRANCISCO, CA  94120
                           TELEPHONE:  (415) 421-9360

    Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               Table of Contents
     Item                                                     Page No.
DESCRIPTION OF CERTAIN SECURITIES                                1
CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS    3
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS                 4
FUND OFFICERS AND DIRECTORS                                      6
MANAGEMENT                                                      10
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                      12
PURCHASE OF SHARES                                              15
REDEEMING SHARES                                                21
SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                     22
EXECUTION OF PORTFOLIO TRANSACTIONS                             24
GENERAL INFORMATION                                             25
INVESTMENT RESULTS                                              26
DESCRIPTION OF BOND RATINGS                                     31
FINANCIAL STATEMENTS                                      ATTACHED

                       DESCRIPTION OF CERTAIN SECURITIES

    The descriptions below are intended to supplement the material in the prospectus under "Investment Policies and Risks."

    CASH AND CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit (interest bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature at the time of purchase, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature at the time of purchase, or that may be redeemed, in one year or less.

    OTHER MORTGAGE-RELATED SECURITIES - Although the fund has no current intention to do so (at least during the next 12 months) the fund may also invest in real estate investment conduits which are issued in portions or tranches with varying maturities and characteristics; some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs); the values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages which will substantially reduce or eliminate interest payments. The fund does not intend to invest more than 5% of its assets in IOs and POs.

    REINSURANCE RELATED NOTES AND BONDS - The fund may invest up to 5% of its assets in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, the reinsurance company would not be required to repay all or a portion of the principal value of the notes or bonds if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company.
These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

 INVERSE FLOATING RATE NOTES - The fund may invest to a very limited extent (no more than 11/2% of its assets) in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates. A change in prevailing interest rates will often result in a greater change in the instruments' interest rates. Therefore, these securities have a greater degree of volatility than other types of interest-bearing securities.

    FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When a fund purchases such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When a fund sells such securities it does not participate in further gains or losses with respect to such securities beginning on the date
of the agreement.   If the other party to such a transaction fails to deliver
or pay for the securities, the fund could miss a favorable price or yield opportunity or could experience a loss.

    As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

    The fund also may enter into "roll" transactions, which consist of the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.

    CURRENCY TRANSACTIONS - The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

    Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

    PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. Under normal circumstances, it is anticipated that portfolio turnover for common stocks in the fund's portfolio will not exceed 100% on an annual basis, and that portfolio turnover for other securities will not exceed 100% on an annual basis.

         CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS

 Certain risk factors relating to investing in below investment grade securities ("high-yield, high-risk bonds") are discussed below.

 SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers or issuers whose revenue is very sensitive to economic conditions may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

 PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value is likely to decrease in a rising interest rate market, as is generally true with all bonds.

 LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

    The fund may invest no more than 20% of its total assets in securities rated BB and Ba or below (or unrated but considered of similar quality). The 20% limit shall not apply to debt securities that have equity conversion or purchase rights. In addition, the fund has no current intention of holding more than 25% of its assets in high-yield, high-risk bonds, INCLUDING those that have equity conversion or purchase rights.

 The fund's investment adviser, Capital Research and Management Company, attempts to reduce the fund's risks through diversification of the portfolio by credit analysis of each issuer as well as by monitoring broad economic trends and corporate developments, but there can be no assurance that it will be successful in doing so. The fund's investment policy with respect to investing in high-yield, high-risk securities is a "non-fundamental" policy and thus may be changed by the board of directors at any time.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

 The fund has adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting, or the vote of more than 50% of the outstanding voting securities, whichever is less.

The fund may not:

 1. Act as underwriter of securities issued by other persons.

 2. Invest more than 10% of the value of its total assets in securities that are illiquid.

 3. Borrow amounts in excess of 5% of its gross assets taken at cost or market value, whichever is lower, determined at the time of borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes; or pledge, mortgage, or hypothecate its assets taken at market value to any extent greater than 15% of its gross assets taken at cost or market value, whichever is lower, at the time of such action.

 4. Purchase real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein) or purchase oil, gas, or other mineral leases.

 5. Purchase or deal in commodities or commodity contracts.

 6. Make loans to other persons, except by making time or demand deposits with banks or by purchasing a portion of an issue (not prohibited by any investment restriction set forth herein) of bonds, debentures, commercial paper or other debt securities at original issue or otherwise.

 7. Purchase securities of any company for the purpose of exercising control or management.

 8. Purchase securities of any other managed investment company.

 9. Purchase any securities on "margin", except that it may obtain such short-term credit as may be necessary for the clearance of purchases of securities.

 10. Sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

 11. Purchase or sell puts, calls, straddles, or spreads, but this restriction shall not prevent the purchase or sale of rights represented by warrants or convertible securities.

 12. Purchase any securities of any issuer, except the U.S. Government (or its instrumentalities), if immediately after and as a result of such investment (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund, or (2) the fund shall own more than 10% of the outstanding voting securities of such issuer, provided that this restriction shall apply only as to 75% of the fund's total assets.

 13. Purchase any securities (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after and as a result of such purchase 25% or more of the market value of the total assets of the fund would be invested in securities of companies in any one industry.

 14. Purchase securities of companies (other than real estate investment trusts) which, with their predecessors, have a record of less than three years' continuous operations, if such purchase would cause more than 5% of the fund's total assets to be invested in the securities of such companies.

 For purposes of Investment Restriction #2, restricted securities are treated as illiquid by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's Board of Directors. Notwithstanding Investment Restriction #8, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

                          FUND OFFICERS AND DIRECTORS
                      DIRECTORS AND DIRECTOR COMPENSATION

NAME, ADDRESS  POSITION    PRINCIPAL OCCUPATION(S) DURING   AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM  TOTAL NUMBER
AND AGE        WITH        PAST 5 YEARS                     (INCLUDING VOLUNTARILY     ALL FUNDS MANAGED BY     OF FUND BOARDS
               REGISTRANT  (POSITIONS WITHIN THE            DEFERRED COMPENSATION/1/)  CAPITAL RESEARCH AND     ON WHICH
                           ORGANIZATIONS LISTED MAY HAVE    FROM THE FUND              MANAGEMENT COMPANY       DIRECTOR
                           CHANGED DURING THIS PERIOD)      DURING FISCAL YEAR ENDED   FOR THE YEAR ENDED       SERVES /3/
                                                            7/31/97                    7/31/97/2/

Robert A. Fox         Director   President and Chief Executive       $ 20,000/4/        $ 84,600/4/          5
P.O. Box 457                     Officer, Foster Farms; former
1000 Davis Street                President, Revlon International
Livingston, CA 95334
Age: 60

Roberta L. Hazard     Director   Consultant; Rear Admiral, United    $ 19,400            $ 46,400             3
1419 Audmar Drive                States Navy (Retired)
McLean, VA 22101
Age: 62

Leonade D. Jones      Director   Former Treasurer, The               $ 19,700/4/         $ 78,500/4/          5
1536 Los Montes Drive            Washington
Burlingame, CA 94010             Post Company
Age: 49

John G. McDonald      Director   The IBJ Professor of Finance,       $ 21,200/4/         $ 144,400/4/         7
Stanford University              Graduate School of Business,
Stanford, CA 94305               Stanford University
Age: 60

+ James W. Ratzlaff   Director   Senior Partner, The Capital Group   None/5/             None/5/              8
P.O. Box 7650                    Partners L.P.
San Francisco, CA
94120
Age: 61

Henry E. Riggs        Director   President, Keck Graduate Institute   $ 20,300/4/        $ 78,300/4/          5
1263 North Dartmouth             of Applied Life Sciences; former
Claremont, CA 91711              President and Professor of
Age: 62                          Engineering, Harvey Mudd College

+ Walter P. Stern     Chairman   Chairman, Capital Group              None/5/             None/5/             8
630 Fifth Avenue      of         International, Inc.; Vice Chairman,
New York, NY 10111    the Board  Capital Research International;
Age: 69                          Chairman, Capital International,
                                 Inc.; Director, Temple-Inland Inc.
                                 (forest products)

Patricia K. Woolf     Director   Private investor; Lecturer,          $ 20,600            $ 79,600            5
506 Quaker Road                  Department of Molecular Biology,
Princeton, NJ 08540              Princeton University
Age: 63


+ "Interested persons" within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent company of the Investment Adviser, The Capital Group Companies, Inc.

 /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

/4/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating directors are as follows: Robert A. Fox ($141,587), Leonade D. Jones ($58,309), John G. McDonald ($71,813) and Henry E. Riggs ($93,944). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the director.
/5/ James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.
                                    OFFICERS

NAME AND ADDRESS           AGE     POSITION(S) HELD   PRINCIPAL OCCUPATION(S) DURING
                                   WITH REGISTRANT    PAST 5 YEARS

Janet A. McKinley          42      President        Senior Vice President, Capital Research
630 Fifth Avenue                                    Company
New York, NY 10111

Stephen E. Bepler          55      Senior Vice      Senior Vice President, Capital Research
630 Fifth Avenue                   President        Company
New York, NY 10111

Abner D. Goldstine         67      Senior Vice      Senior Vice President and Director,
11100 Santa Monica Boulevard       President        Capital Research and Management
Los Angeles, CA 90025                               Company

Paul G. Haaga, Jr.         48      Senior Vice      Executive Vice President and Director,
333 South Hope Street              President        Capital Research and Management
Los Angeles, CA 90071                               Company; Director, American Funds
                                                    Service Company; Director, American
                                                    Funds Distributors, Inc.

Richard T. Schotte         55      Senior Vice      Senior Vice President, Capital Research
11100 Santa Monica Boulevard       President        and Management Company
Los Angeles, CA 90025

Dina N. Perry              57      Vice President   Vice President, Capital Research and
3000 K Street, N.W.                                 Management Company
Washington, D.C. 20007

John H. Smet               41      Vice President   Director, Capital Research Company; Vice
11100 Santa Monica Boulevard                        President, Capital Research and
Los Angeles, CA 90025                               Management Company

Patrick F. Quan            39      Secretary        Vice President - Fund Business
P.O. Box 7650                                       Management Group, Capital Research
San Francisco, CA 94120                             and Management Company

Mary C. Hall               39      Treasurer        Senior Vice President - Fund Business
135 South State College Boulevard                   Management Group, Capital Research
Brea, CA 92821                                      and Management Company

R. Marcia Gould            43      Assistant        Vice President - Fund Business
135 South State College Boulevard  Treasurer        Management Group, Capital Research
Brea, CA 92821                                      and Management Company



    All of the directors and officers are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $12,000 per annum to directors who are not affiliated with the Investment Adviser, plus $700 for each Board of Directors meeting attended, plus $300 for each meeting attended as a member of a committee of the Board of Directors. The directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the directors who are not affiliated with the Investment Adviser. As of July 31, 1997 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares.

                                   MANAGEMENT

 INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for managing more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

 INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, dated January 1, 1994, and approved by the shareholders on December 14, 1993, was amended by the Board of Directors on April 1, 1996. The Agreement shall be in effect until the close of business on November 30, 1997 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in said Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, as well as general purpose accounting forms, supplies, and postage to be used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of designing, printing and mailing reports, prospectuses, proxy statements, and notices to shareholders; taxes; expenses for the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

    The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness. The management fee is based upon the annual rates of 0.24% on the first $1 billion of the fund's net assets, 0.20% on net assets in excess of $1 billion but not exceeding $2 billion, 0.18% on net assets in excess of $2 billion but not exceeding $3 billion, 0.165% on net assets in excess of $3 billion but not exceeding $5 billion, 0.155% on net assets in excess of $5 billion but not exceeding $8 billion, 0.15% on net assets in excess of $8 billion but not exceeding $13 billion, 0.147% on net assets in excess of $13 billion but not exceeding $21 billion and 0.145% on net assets in excess of $21 billion, plus 2.25% of the fund's gross investment income for the preceding month. Assuming net assets of $19 billion and gross investment income levels of 3%, 4%, 5%, 6%, 7% and 8%, management fees would be 0.39%, 0.42%, 0.45%, 0.48%,
0.52% and 0.55% of net assets, respectively.

 The Agreement provides for a management fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the net assets of the fund and 1% of the net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

    For the fiscal year ended July 31, 1997, the Investment Adviser received $26,745,000 for the basic management fee (based on a percentage of the net assets of the fund as expressed above) plus $21,075,000 (based on a percentage of the fund's gross income as expressed above), for a total fee of $47,820,000. For the fiscal years ended July 31, 1996 and 1995, management fees paid by the fund amounted to $42,065,000 and $35,698,000, respectively.

    PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended July 31, 1997 amounted to $10,140,000 after allowance of $49,612,000 to dealers. During the fiscal years ended 1996 and 1995, the Principal Underwriter received $11,114,000 and $7,246,000, after allowance of $56,184,000 and $36,662,000, respectively.

    As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

    Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended July 31, 1997, the fund paid or accrued $38,906,000 for compensation to dealers under the Plan.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

    The fund intends to meet all the requirements, and has elected the tax status of, a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion of such investment company taxable income that it retains.

    To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) for taxable years beginning on or before August 5, 1997, derive less than 30% of its gross income from the gains on sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain distributions) paid by the fund to the extent the fund's income is derived from dividends (which if received directly would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

 Income and dividends received by the fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of the fund is expected to consist of securities of foreign issuers, the fund will not be eligible to elect to "pass through" foreign tax credits to shareholders.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than eighteen months or 20%, and on assets held more than one year and note more than eighteen months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

METHOD           INITIAL INVESTMENT                      ADDITIONAL INVESTMENTS

                 See "Investment Minimums and Fund       $50 minimum (except where a lower minimum is
                 Numbers" for initial investment         noted under "Investment Minimums and Fund
                 minimums.                               Numbers").

By contacting    Visit any investment dealer who is      Mail directly to your investment
your             registered in the state where the       dealer's address printed on your
investment       purchase is made and who has a          account statement.
dealer           sales agreement with American
                 Funds Distributors.

By mail          Make your check payable to the fund     Fill out the account additions form at the bottom of
                 and mail to the address indicated on    a recent account statement, make your check
                 the account application.  Please        payable to the fund, write your account number on
                 indicate an investment dealer on the    your check, and mail the check and form in the
                 account application.                    envelope provided with your account statement.

By telephone     Please contact your investment          Complete the "Investments by Phone" section on
                 dealer to open account, then follow     the account application or American FundsLink
                 the procedures for additional           Authorization Form.  Once you establish the
                 investments.                            privilege, you, your financial advisor or any person
                                                         with your account information can call American
                                                         FundsLine(R) and make investments by telephone
                                                         (subject to conditions noted in "Telephone and
                                                         Computer Purchases, Redemptions and Exchanges"
                                                         below).

By computer      Please contact your investment          Complete the American FundsLink Authorization
                 dealer to open account, then follow     Form.  Once you establish the privilege, you, your
                 the procedures for additional           financial advisor or any person with your account
                 investments.                            information may access American FundsLine(R) on
                                                         the Internet and make investments by computer
                                                         (subject to conditions noted in "Telephone and
                                                         Computer Purchases, Redemptions and Exchanges"
                                                         below).

By wire          Call 800/421-0180 to obtain your        Your bank should wire your additional investments
                 account number(s), if necessary.        in the same manner as described under "Initial
                 Please indicate an investment dealer    Investment."
                 on the account.  Instruct your bank to
                 wire funds to:
                 Wells Fargo Bank
                 155 Fifth Street
                 Sixth Floor
                 San Francisco, CA 94106
                 (ABA #121000248)
                 For credit to the account of:
                 American Funds Service Company
                 a/c #4600-076178
                 (fund name)
                 (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.




 INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                                        02
                                             $1,000

American Balanced Fund(R)                                            11
                                             500

American Mutual Fund(R)                                              03
                                             250

Capital Income Builder(R)                                            12
                                             1,000

Capital World Growth and Income Fund(SM)                             33
                                             1,000

EuroPacific Growth Fund(R)                                           16
                                             250

Fundamental Investors(SM)                                            10
                                             250

The Growth Fund of America(R)                                        05
                                             1,000

The Income Fund of America(R)                                        06
                                             1,000

The Investment Company of America(R)                                 04
                                             250

The New Economy Fund(R)                                              14
                                             1,000

New Perspective Fund(R)                                              07
                                             250

SMALLCAP World Fund(R)                                               35
                                             1,000

Washington Mutual Investors Fund(SM)                                 01
                                             250

BOND FUNDS

American High-Income Municipal Bond Fund(R)                          40
                                             1,000

American High-Income Trust(SM)                                       21
                                             1,000

The Bond Fund of America(SM)                                         08
                                             1,000

Capital World Bond Fund(R)                                           31
                                             1,000

Intermediate Bond Fund of America(SM)                                23
                                             1,000

Limited Term Tax-Exempt Bond Fund of America(SM)                     43
                                             1,000

The Tax-Exempt Bond Fund of America(R)                               19
                                             1,000

The Tax-Exempt Fund of California(R)*                                20
                                             1,000

The Tax-Exempt Fund of Maryland(R)*                                  24
                                             1,000

The Tax-Exempt Fund of Virginia(R)*                                  25
                                             1,000

U.S. Government Securities Fund(SM)                                  22
                                             1,000

MONEY MARKET FUNDS

The Cash Management Trust of America(R)                              09
                                             2,500

The Tax-Exempt Money Fund of America(SM)                             39
                                             2,500

The U.S. Treasury Money Fund of America(SM)                          49
                                             2,500

___________
*Available only in certain states.



 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

 DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than $100,000   4.71             4.50             3.75

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than $50,000    4.71             4.50             3.75

$50,000 but less than $100,000   4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than $250,000   3.63             3.50             2.75

$250,000 but less than $500,000   2.56             2.50             2.00

$500,000 but less than $1,000,000 2.04             2.00             1.60

$1,000,000 or more                none             none             (see below)
                                                                   ---


   Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

    American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1998, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

    Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

    NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

 STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

 PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company. This offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

    The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

    All portfolio securities of funds managed by Capital Research and Management Company are valued, and the net asset value per share is determined, as follows:

    1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

    Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

    Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

    Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board; The fair value of all other assets is added to the value of securities to arrive at the total assets;

    2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

    3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell fund shares directly, indirectly, or through a unit investment trust to any other investment company, or to any person or entity, where, after the sale, such investment company, person, or entity would own beneficially, directly, indirectly, or through a unit investment trust, more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's directors.

                                REDEEMING SHARES

By writing to American         Send a letter of instruction specifying the name of the fund,
Funds Service Company (at      the number of shares or dollar amount to be sold, your
the appropriate address        name and account number.  You should also enclose any
indicated under "Principal     share certificates you wish to redeem.  For redemptions
Underwriter and Transfer       over $50,000 and for certain redemptions of $50,000 or less
Agent" in the prospectus)      (see below), your signature must be guaranteed by a bank,
                               savings association, credit union, or member firm of a
                               domestic stock exchange or the National Association of
                               Securities Dealers, Inc. that is an eligible guarantor
                               institution.  You should verify with the institution that it is an eligible guarantor prior to signing.  Additional documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.  Notarization by a Notary
                               Public is not an acceptable signature guarantee.

By contacting your             If you redeem shares through your investment dealer, you
investment dealer              may be charged for this service.  SHARES HELD FOR YOU IN
                               YOUR INVESTMENT DEALER'S STREET NAME MUST BE REDEEMED
                               THROUGH THE DEALER.

You may have a                 You may use this option, provided the account is registered
redemption check sent to       in the name of an individual(s), a UGMA/UTMA custodian,
you by using American          or a non-retirement plan trust.  These redemptions may not
FundsLine(R) or American       exceed $50,000 per shareholder each day and the check
FundsLine OnLine(SM) or        must be made payable to the shareholder(s) of record and
by telephoning, faxing, or     be sent to the address of record provided the address has
telegraphing American          been used with the account for at least 10 days.  See
Funds Service Company          "Transfer Agent" and "Exchange Privilege" below for the
(subject to the conditions      appropriate telephone or fax number.
noted in this section and in
"Telephone and Computer
Purchases, Redemptions and
Exchanges" below)

In the case of the money       Upon request (use the account application for the money
market funds, you may          market funds) you may establish telephone redemption
have redemptions wired to      privileges (which will enable you to have a redemption sent
your bank by telephoning       to your bank account) and/or check writing privileges.  If you
American Funds Service         request check writing privileges, you will be provided with
Company ($1,000 or more)       checks that you may use to draw against your account.
or by writing a check ($250    These checks may be made payable to anyone you
or more)                       designate and must be signed by the authorized number of
                               registered shareholders exactly as indicated on your
                               checking account signature card.


 A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

    CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

    REDEMPTION OF SHARES - The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record, shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

 AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

 AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

 CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

 EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

    You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) or American FundsLine OnLine(SM) (see "American FundsLine(R) and American FundsLine OnLine(SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

 AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

 AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

 ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

    AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM)- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use this service, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) or American FundsLine OnLine(SM) are subject to the conditions noted above and in "Shareholder Account Services and Privileges --Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

    TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone or computer (including American FundsLine(R) or American FundsLine OnLine(SM)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone or computer because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

    Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

    Brokerage commissions paid on portfolio transactions during the fiscal years ended July 31, 1997, 1996 and 1995, amounted to $9,637,000, $7,865,000 and $5,001,000 respectively.

                              GENERAL INFORMATION

    CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank., One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

    TRANSFER AGENT - American Funds Service Company, a wholly-owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $8,402,000 for the fiscal year ended July 31, 1997.

 INDEPENDENT AUDITORS - Deloitte & Touche LLP located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents of the fund to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

    REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on July 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined by the Board of Directors.

    PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE,

REDEMPTION PRICE AND

MAXIMUM OFFERING PRICE PER SHARE--JULY 31, 1997



Net asset value and redemption price per share

  (Net assets divided by shares outstanding)               $18.59

Maximum offering price per share

  (100/94.25 of net asset value per share

   which takes into account the fund's current

   maximum sales charge)                                   $19.72


 REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                               INVESTMENT RESULTS

    The fund's yield is 4.32% based on a 30-day (or one month) period ended July 31, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  YIELD = 2[(a-b/cd+1)/6/-1]
Where:  a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

    The fund's average annual total return for the one-, five- and ten-year periods ended on July 31, 1997 was +21.84%, +12.92% and +12.04, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12
months.   The distribution rate may differ from the yield.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard & Poor's 500 Stock Composite Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Aggregate Bond Index and the Salomon Brothers High-Grade Corporate Bond Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers and periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

 The investment results for the fund set forth below were calculated as described in the fund's prospectus. Data contained in Salomon's Market Performance and Lehman Brothers' The Bond Market Report are used to calculate cumulative total return from their base period (12/31/68 and 12/31/72, respectively) for each index. The percentage increases shown in the table below or used in published reports of the fund are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.

                       IFA vs. Various Unmanaged Indices


                                                                          Lehman

10-Year                                         Lehman       Lehman       Brothers                 Average

Period                                          Brothers     Brothers     Government/   Salomon     Savings

8/1 -  7/31    IFA       DJIA/1/    S&P 500/2/   Corporate/3/   Aggregate/4/   Corporate/5/   High-Grade/6/   Account/7/



1987 - 1997   +212%      +336%      +303%       +157%        +139%        +138%        +177%       +65%

1986 - 1996   +181       +330       +269        +141         +126         +123         +149        +69

1985 - 1995   +197       +391       +306        +179         +160         +158         +206        + 74

1984 - 1994   +241       +385       +327        +217         +193         +189         +254        + 83

1983 - 1993   +254       +333       +294        +241         +218         +213         +281        + 94

1982 - 1992   +351       +528       +478        +295         +251         +242         +330        +106

1981 - 1991   +298       +392       +343        +304         +269         +256         +329        +117

1980 - 1990   +293       +392       +344        +235         +217         +209         +239        +124

1979 - 1989   +317       +409       +416        +202         +201         +197         +202        +125

1978 - 1988   +267       +308       +326        +180         +178         +175         +166        +125

1977 - 1987   +283       +388       +417        +159         +164         +162         +146        +125

1976 - 1986   +265       +209       +271        +184         +181         +180         +177        +124

1975 - 1985   +295       +177       +250        +161         N/A          +158         +134        +121

1974 - 1984   +270       +153       +210        +136         N/A          +136         +112        +116

1973#- 1983   +237       +147       +172        + 95         N/A          +105         + 76        +106


________________
#  From December 1, 1973

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lehman Brothers Corporate Bond Index is comprised of all public, fixed rate, non-convertible investment grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's Investors Service, BBB by Standard & Poor's Corporation or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch Investors Service.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index. Its inception date is December 31, 1975.

/5/ The Lehman Brothers Government/Corporate Bond Index is comprised of all public obligations of the U.S. Treasury, all publicly issued debt of U.S. Government agencies, and corporate debt guaranteed by the U.S. Government (excluding mortgage-backed securities). It also includes all U.S. dollar denominated, SEC registered, public, non-convertible debt issued or guaranteed by foreign or international governments/agencies. Also included are all public, fixed-rate non-convertible investment grade domestic corporate debt.

/6/ The Salomon Brothers High-Grade Corporate Bond Index is comprised of a sample of high-grade corporate bonds which have a rating of AAA or AA by Standard & Poor's Corporation.

/7/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

If you are considering IFA for an

Individual Retirement Account. . .



Here's how much you would have if you had invested $2,000 a year on August 1 of each year in IFA over the past 5 and 10 years:



5 years                                10 years

(8/1/92-7/31/97)                       (8/1/87-7/31/97)



$15,431                                $42,105




           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                          . . . and had taken all

                                          dividends and capital

                                          gain distributions

                                          in shares, your

If you had                                investment would

invested $10,000                          have been worth

in IFA this many                          this much at

 years ago . . .                               7/31/97

|                                         |

Number                 Periods

of Years               8/1  - 7/31        Value

1                      1996 - 1997
                                          $12,184

2                      1995 - 1997
                                          13,825

3                      1994 - 1997
                                          16,094

4                      1993 - 1997
                                          16,416

                       1992 - 1997
5                                         18,360

6                      1991 - 1997
                                          21,869

7                      1990 - 1997
                                          24,548

8                      1989 - 1997
                                          24,830

9                      1988 - 1997
                                          30,661

10                     1987 - 1997
                                          31,171

                       1986 - 1997
11                                        36,376

12                     1985 - 1997
                                          43,616

13                     1984 - 1997
                                          58,178

14                     1983 - 1997
                                          61,718

15                     1982 - 1997
                                          87,843

16                     1981 - 1997
                                          92,472

17                     1980 - 1997
                                          103,092

18                     1979 - 1997
                                          109,826

19                     1978 - 1997
                                          119,482

20                     1977 - 1997
                                          126,848

21                     1976 - 1997
                                          140,939

22                     1975 - 1997
                                          182,545

23                     1974 - 1997
                                          228,663

24                     1973#- 1997
                                          220,586


#  From December 1, 1973
Illustration of a $10,000 investment in IFA with dividends reinvested and capital gain distributions taken in shares (for the period December 1, 1973 through July 31, 1997)

                                    COST OF SHARES
   VALUE OF SHARES



Year           Annual         Dividends      Total          From Initial   From           From           Total
Ended          Dividends      (cumulative)   Investment     Investment     Capital Gains   Dividends      Value
July 31                                      Cost                          Reinvested     Reinvested



1974#           $  347         $  347         $10,347        $ 8,767       -               $   321        $ 9,088

1975            785            1,132          11,132         10,141        -               1,250          11,391

1976            998            2,130          12,130         12,155        -               2,596          14,751

1977            969            3,099          13,099         12,701        -               3,691          16,392

1978            1,117          4,216          14,216         12,584        -               4,820          17,404

1979            1,333          5,549          15,549         12,693        -               6,228          18,921

1980            1,463          7,012          17,012         12,490        -               7,672          20,162

1981            1,743          8,755          18,755         12,818        -               9,667          22,485

1982            2,187          10,942         20,942         12,256        -               11,408         23,664

1983            2,549          13,491         23,491         16,112        -               17,573         33,685

1984            2,896          16,387         26,387         15,254         $1,013         19,455         35,722

1985            3,365          19,752         29,752         18,236         2,637          26,804         47,677

1986            3,909          23,661         33,661         18,907         6,434          31,807         57,148

1987            4,431          28,092         38,092         19,578         9,644          37,452         66,674

1988            4,479          32,571         42,571         17,955         10,904         38,957         67,816

1989            5,338          37,909         47,909         20,609         12,515         50,578         83,702

1990            5,269          43,178         53,178         18,907         13,755         51,497         84,159

1991            6,311          49,489         59,489         19,578         14,787         60,070         94,435

1992            6,578          56,067         66,067         21,764         17,093         73,764         112,621

1993            6,995          63,062         73,062         22,592         19,653         83,771         126,016

1994            7,471          70,533         80,533         21,218         21,364         85,868         128,450

1995            8,046          78,579         88,579         23,294         24,107         102,984        150,385

1996            8,581          87,160         97,160         24,809         27,526         118,291        170,626

1997            10,075         97,235         107,235        29,024         42,085         149,477        220,586


# From December 1, 1973
The dollar amount of capital gain distributions during the period was $29,988.
   EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard & Poor's 500 Composite Stock Index in 91 of the 127 periods.
 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.
                          DESCRIPTION OF BOND RATINGS
                           Corporate Debt Securities

 MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

    Moody's supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic rating category.

 STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

    Standard & Poor's applies indicators "+", no character and "-" to its rating categories. the indicators show relative standing within the major rating categories.

The Income Fund of America


Investment Portfolio July 31, 1997
----------------------------------                                           ---           ---      ---
                                                                       Shares or        Market  Percent
                                                                       Principal         Value   of Net
Equity-Type Securities                                                    Amount         (000)   Assets
----------------------------------                                           ---           ---      ---
Energy Sources - 9.94%
Atlantic Richfield Co.                                                 6,100,000       456,356     2.43%
Texaco Inc.                                                            2,350,000       272,747     1.45
USX-Marathon Group                                                     8,400,000       270,375     1.44
Amoco Corp.                                                            2,375,000       223,250     1.19
Phillips Petroleum Co.                                                 4,225,000       194,614     1.03
Sun Co., Inc.                                                          2,305,000        82,548
Sun Co., Inc., Series A, $1.80 TARGETS, cumulative preferred           2,495,000        81,867      .88
Occidental Petroleum Corp.                                             2,000,000        50,125
Occidental Petroleum Corp. $3.875 convertible
 preferred (1)                                                           300,000        17,475      .36
Exxon Corp.                                                            1,000,000        64,250      .34
Chevron Corp.                                                            635,000        50,244      .27
Unocal Capital Trust $3.125 convertible preferred                        600,000        34,800      .17
Ashland Inc. $3.125 convertible preferred                                570,000        30,281      .16
Cyprus Amax Minerals Co. $4.00 convertible preferred,
 Series A                                                                465,000        25,807      .14
CalEnergy Capital Trust II 6.25% convertible preferred (1)               270,000        15,525      .08
                                                                                      --------    -----
                                                                                     1,870,264     9.94
                                                                                      --------    -----


Banking - 7.70%
CoreStates Financial Corp                                              3,810,000       235,029     1.25
Bankers Trust New York Corp.                                           1,910,200       193,288     1.03
First Chicago NBD Corp.                                                1,645,000       124,814      .66
J.P. Morgan & Co. Inc.                                                 1,000,000       115,875      .62
Westpac Banking Corp.                                                 14,570,000        95,017      .51
Bank of New York Co., Inc.                                             1,800,000        87,412      .46
First Union Corp.                                                        800,000        81,150      .43
Commonwealth Bank of Australia                                         7,650,277        77,198      .41
National Bank of Canada                                                5,700,000        74,483      .40
PNC Bank Corp.                                                         1,500,000        68,625      .36
Banc One Corp.                                                         1,037,000        58,202      .31
Bank of Nova Scotia                                                    1,200,000        57,495      .31
KeyCorp                                                                  900,000        55,969      .30
Fleet Financial Group, Inc.                                              770,000        52,264      .28
First Security Corp.                                                   1,060,000        28,487      .15
Central Fidelity Banks, Inc.                                             675,000        26,916      .14
California Federal Bank, FSB 11.50% preferred                            100,000        11,275      .06
Banco Nacional de Mexico, SA 11.00% exchangeable notes
 2003 (1)                                                             $4,175,000         4,488      .02
                                                                                      --------    -----
                                                                                     1,447,987     7.70
                                                                                      --------    -----



Utilities: Electric & Gas - 7.19%
MCN Energy Group Inc.                                                  2,913,000        92,306      .49
DTE Energy Co.                                                         3,050,000        91,309      .48
Union Electric Co.                                                     2,150,000        82,775      .44
National Power PLC                                                     8,855,000        78,589      .42
FPL Group, Inc.                                                        1,500,000        71,812      .38
Carolina Power & Light Co.                                             2,000,000        71,250      .38
Florida Progress Corp.                                                 2,200,000        70,812      .37
Consolidated Edison Co. of New York, Inc.                              2,100,000        66,412      .35
Southern Co.                                                           2,800,000        61,425      .33
Long Island Lighting Co.                                               2,400,000        58,950      .31
Duke Energy Corp. (formerly Duke Power Co.)                            1,150,000        58,291      .31
PECO Energy Co.                                                        2,300,000        54,050      .29
Houston Industries Inc.                                                2,500,000        52,344      .28
Scottish Power PLC                                                     7,200,000        50,908      .27
Peoples Energy Corp.                                                   1,190,000        45,666      .24
Equitable Resources, Inc.                                              1,500,000        44,719      .24
Hongkong Electric Holdings Ltd.                                       10,000,000        40,814      .21
SCANA Corp.                                                            1,415,000        35,375      .19
AGL Resources Inc.                                                     1,525,000        31,930      .17
Wisconsin Energy Corp.                                                 1,150,000        29,397      .16
GPU Inc.                                                                 840,400        29,151      .15
Southern Electric PLC                                                  3,692,307        27,076      .14
Puget Sound Energy, Inc. (formerly Puget Sound Power & Light Co.)        900,000        24,019      .13
New Jersey Resources Corp.                                               750,000        23,719      .13
Brooklyn Union Gas Co.                                                   606,000        18,218      .10
El Paso Natural Gas Co.                                                  190,000        10,984      .06
Citizens Utilities Trust 5.00% EPPICS convertible preferred
 2036                                                                    250,000        10,859      .06
CIPSCO Inc.                                                              250,000         9,469      .05
Northern States Power Co.                                                100,000         5,138      .03
Public Service Enterprise Group Inc.                                     200,000         4,950      .03
                                                                                      --------    -----
                                                                                     1,352,717     7.19
                                                                                      --------    -----


Telecommunications - 5.19%
U S WEST Communications Group                                          6,200,000       226,688
U S WEST Communications Group 0% convertible debentures
 2011                                                                $80,000,000        29,800     1.36
AT&T Corp.                                                             5,550,000       204,309     1.09
Hong Kong Telecommunications Ltd.                                     64,670,000       168,305      .89
Ameritech Corp.                                                        1,810,400       122,089      .65
Bell Atlantic Corp.                                                      871,700        63,253      .34
British Telecommunications PLC                                         8,000,000        55,974      .30
NYNEX Corp.                                                              900,000        49,894      .26
SBC Communications Inc. 7.75% DECS exchangeable notes 2001              $463,000        24,365      .13
Telecom Italia SpA, nonconvertible savings shares                      5,000,000        17,895      .10
International CableTel Inc. 7.00% convertible debentures
 2008 (1)                                                            $15,000,000        13,425      .07
Globalstar Telecommunications Ltd. warrants, expire 2004 (1) (2)           5,500           330      .00
Comunicacion Celular SA, Class B, warrants,
 expire 2003 (1)(2)                                                       31,000           171      .00
ICG Holdings, Inc. warrants, expire 2005 (1) (2)                          19,800           111      .00
NEXTEL Communications, Inc. warrants, expire
 1999 (2)(3)                                                              51,912             0      .00
                                                                                      --------    -----
                                                                                       976,609     5.19
                                                                                      --------    -----


Insurance - 4.57%
Lincoln National Corp.                                                 2,540,000       180,657      .96
American General Corp.                                                 2,664,200       141,869      .76
St. Paul Companies, Inc.                                               1,280,000       100,400
St. Paul Capital LLC 6.00% MIPS convertible
 preferred                                                               190,000        13,419      .60
Ohio Casualty Corp. (4)                                                2,280,000       107,160      .57
Aetna Inc., Class C, 6.25% convertible preferred                         700,000        70,525      .38
Italy (Republic of) 5.00% PENs 2001
 (exchangeable into INA SpA)                                         $67,000,000        68,139      .36
SAFECO Corp.                                                           1,310,000        62,716      .33
GIO Australia Holdings Ltd.                                           18,500,500        57,130      .30
U S WEST, Inc. 7.625% DECS exchangeable notes 1998                       433,300        18,524      .10
Allstate Corp. 6.76% exchangeable notes 1998                             370,000        18,176      .10
Mutual Risk Management Ltd. 0% convertible
 debentures 2015 (1)                                                 $22,000,000        11,963      .06
CIGNA Corp.                                                               50,000         9,975      .05
                                                                                      --------    -----
                                                                                       860,653     4.57
                                                                                      --------    -----

Health & Personal Care - 2.95%
Bristol-Myers Squibb Co.                                               2,015,000       158,052      .84
Glaxo Wellcome PLC                                                     6,270,000       132,843      .71
Pharmacia & Upjohn, Inc.                                               3,100,000       117,025      .62
American Home Products Corp.                                             900,000        74,194      .40
Eli Lilly and Co.                                                        600,000        67,800      .36
Glycomed Inc. 7.50% convertible debentures 2003                       $5,000,000         4,350      .02
                                                                                      --------    -----
                                                                                       554,264     2.95
                                                                                      --------    -----

Automobiles - 2.65%
Chrysler Corp.                                                         8,000,000       297,000     1.58
Ford Motor Co.                                                         3,400,000       138,975      .74
General Motors Corp.                                                   1,000,000        61,875      .33
                                                                                      --------    -----
                                                                                       497,850     2.65
                                                                                      --------    -----

Chemicals - 2.50%
Dow Chemical Co.                                                       1,831,200       173,964      .92
Imperial Chemical Industries PLC (American Depositary Receipts)        1,200,000        80,850      .43
Lyondell Petrochemical Co.                                             1,700,000        44,731      .24
Witco Corp.                                                              975,000        44,484      .24
E.I. du Pont de Nemours and Co.                                          500,000        33,469      .18
Ethyl Corp.                                                            3,500,000        31,719      .17
Eastman Chemical Co.                                                     450,000        27,225      .14
ICI Australia Ltd.                                                     2,108,000        21,227      .11
Atlantic Richfield Co. DECS convertible
 preferred                                                               500,000        12,312      .07
Sterling Chemicals Holdings, Inc. warrants,
 expire 2008 (2)                                                           4,000           140      .00
                                                                                      --------    -----
                                                                                       470,121     2.50
                                                                                      --------    -----

Beverages & Tobacco - 2.38%
Philip Morris Companies Inc.                                           4,200,000       189,525     1.01
RJR Nabisco Holdings Corp.                                             4,400,000       144,375      .77
Southcorp Holdings Ltd.                                               20,145,000        73,027      .39
UST Inc.                                                               1,400,000        40,687      .21
                                                                                      --------    -----
                                                                                       447,614     2.38
                                                                                      --------    -----

Merchandising - 2.28%
J.C. Penney Co., Inc.                                                  5,200,000       304,200     1.62
Giant Food Inc., Class A                                               2,340,000        78,536      .42
Staples, Inc. 4.50% convertible debentures 2000 (1)                  $17,000,000        21,420      .11
Home Shopping Network, Inc. 5.875% convertible
 debentures 2006 (1)                                                 $10,000,000        13,950      .07
Kmart Financing I Trust 7.75% convertible preferred                      190,000        10,355      .06
                                                                                      --------    -----
                                                                                       428,461     2.28
                                                                                      --------    -----


Forest Products & Paper - 2.27%
Weyerhaeuser Co.                                                       2,305,000       143,486      .76
Union Camp Corp.                                                       1,810,000       105,998      .56
James River Corp. of Virginia                                            550,000        22,653
James River Corp. of Virginia $1.55 DECS convertible
 preferred 1998                                                        1,665,000        63,062      .46
UPM-Kymmene Corp.                                                      2,000,000        48,584      .26
Sonoco Products Co. $2.25 convertible preferred                          345,000        23,719      .12
Stora Kopparbergs Bergslags AB, Class B                                1,250,000        20,488      .11
                                                                                      --------    -----
                                                                                       427,990     2.27
                                                                                      --------    -----




Business & Public Services - 1.86%
United Utilities PLC                                                   5,150,000        59,605      .32
Moore Corp. Ltd.                                                       1,900,000        41,206      .22
Browning-Ferris Industries, Inc.                                         100,000         3,700
Browning-Ferris Industries, Inc. 7.25% ACES convertible
 preferred 1998                                                        1,000,000        34,125      .20
Alexander & Baldwin, Inc.                                              1,267,500        34,222      .18
Thames Water PLC                                                       2,500,000        32,974      .18
Tenet Healthcare Corp. 6.00% exchangeable notes 2005                 $25,000,000        30,813      .16
Cognizant Corp.                                                          500,000        21,312      .11
IKON Office Solutions Inc.                                               202,000         5,896
IKON Office Solutions Inc. $5.04 ACES convertible preferred 1998         200,000        14,750      .11
Ceridian Corp. (2)                                                       374,000        16,362      .09
Vivra Inc. 5.00% convertible debentures 2001 (1)                     $15,000,000        14,963      .08
Omnicom Group Inc. 4.25% convertible
 debentures 2007 (1)                                                 $11,000,000        13,929      .08
Integrated Health Services, Inc. 6.00%
 convertible debentures 2003                                         $10,500,000        11,918      .06
PacifiCare Health Systems, Inc., Series A, $1.00
 convertible preferred                                                   392,500        11,039      .06
Unisource Worldwide, Inc.                                                100,000         1,862      .01
Protection One Alarm Monitoring, Inc.
 warrants, expire 2005 (1)(2)                                             57,600           691      .00
                                                                                      --------    -----
                                                                                       349,367     1.86
                                                                                      --------    -----



Broadcasting & Publishing - 1.57%
Time Warner Inc., Series M, 10.25% exchangeable preferred                 38,787        43,926
Time Warner Financing Trust 4.00% PERCS 1997                             400,000        18,150
Time Warner Inc. 0% convertible debentures 2012                      $25,000,000         9,813
Time Warner Inc. 0% convertible debentures 2013                      $65,000,000        31,281      .55
Houston Industries Inc. 7.00% ACES 2000                                1,780,000        95,452      .51
Comcast Corp. 1.125% convertible debentures 2007                     $54,000,000        31,995      .17
Cablevision Systems Corp., Series I, $2.125 cumulative convertible
 exchangeable preferred                                                  660,000        19,140      .10
Reader's Digest Assn., Inc., Class  A                                    680,000        16,958      .09
Tele-Communications International 4.50% convertible
 debentures 2006                                                     $15,000,000        12,338      .07
U S WEST Communications, Inc., Series D, 4.50%
 convertible preferred                                                   225,000        11,756      .06
Seat SpA (2)                                                           4,000,000         1,428
Seat SpA, nonconvertible savings shares (2)                            5,000,000         1,168      .02
Heartland Wireless Communications, Inc. warrants, expire
 2000 (1)(2)(3)                                                           18,000             0      .00
                                                                                      --------    -----
                                                                                       293,405     1.57
                                                                                      --------    -----

Miscellaneous Materials & Commodities - 0.82%
English China Clays PLC (4)                                           19,933,300        71,124      .38
Crown Cork & Seal Co., Inc. 4.50% convertible preferred                1,005,000        48,868      .26
Cooper Industries, Inc. 6.00% DECS convertible preferred 1999          1,500,000        34,500      .18
                                                                                      --------    -----
                                                                                       154,492      .82
                                                                                      --------    -----

Multi-Industry - 0.77%
Tenneco Inc.                                                           1,672,100        77,962      .41
Imasco Ltd.                                                            1,820,000        53,774      .29
Swire Pacific Capital Limited 8.84% cumulative
 guaranteed perpetual capital securities (1)                             340,000         9,323
Swire Pacific Offshore Financing Ltd. 9.33% cumulative
 guaranteed perpetual capital securities (1)                             140,000         3,948      .07
                                                                                      --------    -----
                                                                                       145,007      .77
                                                                                      --------    -----


Food & Household Products - 0.61%
General Mills, Inc.                                                    1,675,000       115,784      .61
                                                                                      --------    -----


Real Estate - 0.58%
Security Capital Pacific Trust                                         1,830,000        41,861
Security Capital Group (1)(2)(3)                                          18,680        23,835
Security Capital Group 12.00% convertible debentures
 2014 (1)(3)                                                         $14,150,100        17,260      .44
Weingarten Realty Investors                                              485,000        21,158      .11
New Plan Realty Trust 7.80%
 cumulative step-up premium rate                                         112,500         5,892      .03
                                                                                      --------    -----
                                                                                       110,006      .58
                                                                                      --------    -----






Leisure & Tourism - 0.52%
Host Marriott Financial Trust 6.75% QUIPS convertible
 preferred 2026                                                          800,000        50,400      .27
Wendy's Financing I 5.00% TECONS convertible preferred 2026              350,000        20,256      .11
Compass Group PLC 5.75% convertible debentures 2007                  $12,000,000        19,194      .10
Station Casinos, Inc. 7.00% convertible preferred                        180,000         7,560      .04
                                                                                      --------    -----
                                                                                        97,410      .52
                                                                                      --------    -----



Financial Services - 0.50%
Beneficial Corp.                                                       1,200,000        87,000      .46
United Companies Financial Corp. 6.75% PRIDES
 convertible preferred 2000                                              159,000         7,870      .04
                                                                                      --------    -----
                                                                                        94,870      .50
                                                                                      --------    -----

Metals: Nonferrous - 0.49%
Freeport McMoRan Copper & Gold Inc., Class A                             900,000        24,525
Freeport McMoRan Copper & Gold Inc., Class B                             300,000         8,775
Freeport McMoRan Copper & Gold Inc., Series A, $1.75 convertible
 preferred                                                             1,400,000        38,238      .38
Inco Ltd. 5.75% convertible debentures 2004                          $17,250,000        20,937      .11
                                                                                      --------    -----
                                                                                        92,475      .49
                                                                                      --------    -----

Metals: Steel - 0.29%
Carpenter Technology Corp.                                               500,000        23,750      .13
USX Corp. 5.75% convertible debentures 2001                          $21,000,000        20,370      .11
Bethlehem Steel Corp. $3.50 convertible preferred (1)                    250,000        10,313      .05
                                                                                      --------    -----
                                                                                        54,433      .29
                                                                                      --------    -----

Electronic Components & Instruments - 0.27%
EMC Corp. 3.25% convertible subordinated notes 2002 (1)              $20,000,000        25,700      .14
National Semiconductor Corp. 6.50% convertible
 debentures 2002 (1)                                                 $15,000,000        15,844      .08
Maxtor Corp. 5.75% convertible debentures 2012                        $7,500,000         5,250      .03
VLSI Technology, Inc. 8.25% convertible debentures 2005               $4,500,000         4,596      .02
                                                                                      --------    -----
                                                                                        51,390      .27
                                                                                      --------    -----



Recreation & Other Consumer Products - 0.21%
Jostens, Inc.                                                          1,580,000        40,784      .21
                                                                                      --------    -----

Electrical & Electronics - 0.19%
Premier Farnell PLC $1.35 convertible preferred
 (American Depositary Receipts)                                        1,570,000        35,914      .19
                                                                                      --------    -----

Energy Equipment - 0.18%
Cooper Industries, Inc.                                                  600,000        33,337      .18
                                                                                      --------    -----



Industrial Components - 0.17%
Dana Corp.                                                               700,000        31,806      .17
                                                                                      --------    -----




Machinery & Engineering - 0.13%
Thermo Electron Corp. 4.25% convertible debentures 2003 (1)          $23,000,000        25,070      .13
                                                                                      --------    -----



Data Processing & Reproduction - 0.10%
Wang Laboratories, Inc., Series B, 6.50% convertible preferred
 depositary shares (1)                                                   170,000         8,309      .05
AST Research, Inc. 0% convertible debentures 2013                    $15,000,000         6,150      .03
Data General Corp. 7.75% convertible debentures 2001                  $2,210,000         3,426      .02
                                                                                      --------    -----
                                                                                        17,885      .10
                                                                                      --------    -----



MISCELLANEOUS: Equity-type securities
 in initial period of acquisition                                                      610,206     3.24
                                                                                      --------    -----

TOTAL EQUITY-TYPE SECURITIES (cost: $8,691,114,000)                                 11,688,171    62.12
                                                                                      --------    -----

----------------------------------                                           ---
                                                                       Principal
Bonds & Notes                                                             Amount
                                                                           (000)
----------------------------------                                           ---
Broadcasting, Advertising & Publishing - 2.74%
Time Warner Inc. 7.45% 1998                                            $  10,000        10,057
Time Warner Inc., Pass-Through Asset Trust, 1997-2, 4.90%
 1999 (1) (5)                                                             10,000         9,744
Time Warner Inc., Pass-Through Asset Trust, 1997-1, 6.10%
 2001 (1)(5)                                                              12,000        11,721
Time Warner Inc. 7.75% 2005                                                5,000         5,259
Time Warner Inc. 10.15% 2012                                               7,000         8,866
Time Warner Inc. 9.125% 2013                                              20,000        23,272      .36
International CableTel Inc. 0%/10.875% 2003 (6)                           20,075        17,867
International CableTel Inc. 0%/12.75% 2005 (6)                            22,000        17,160
NTL Inc., Series B, 10.00% 2007                                           10,000        10,275      .24
Chancellor Broadcasting Co. 9.375% 2004                                   28,000        29,330
Chancellor Broadcasting Co. 8.75% 2007                                     9,500         9,761      .20
Bell Cablemedia PLC 0%/11.95% 2004 (6)                                    39,750        35,974      .19
Videotron Holdings PLC 0%/11.125% 2004 (6)                                37,500        34,453      .18
TKR Cable I, Inc. 10.50% 2007                                             30,000        33,259      .18
Comcast Cable Communications, Inc. 8.125% 2004 (1)                         5,000         5,387
Comcast Cable Communications, Inc. 8.375% 2007 (1)                        17,000        18,753
Comcast Cable Communications, Inc. 8.875% 2017 (1)                         3,000         3,489      .15
TeleWest PLC 9.625% 2006                                                   5,000         5,275
TeleWest PLC 0%/11.00% 2007 (6)                                           24,500        18,253      .13
American Media Operations, Inc. 11.625% 2004                              16,000        17,600      .09
Viacom International Inc. 9.125% 1999                                      4,000         4,095
Viacom International Inc. 10.25% 2001                                      9,500        10,403      .08
Tele-Communications, Inc. 10.125% 2001                                     5,000         5,553
Tele-Communications, Inc. 9.25% 2023                                       8,000         8,606      .08
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 (6)                         18,500        14,153      .08
Comcast Corp. 10.25% 2001                                                 12,600        13,923      .07
News America Holdings Inc. 10.125% 2012                                    5,000         5,957
News America Holdings Inc. 7.43% 2026                                      7,500         7,868      .07
Radio One, Inc. 12.00% 2004 (1)                                           13,750        12,839      .07
American Radio Systems Corp. 9.75% 2005                                    5,500         5,995
American Radio Systems Corp. 9.00% 2006                                    6,500         6,792      .07
Grupo Televisa, SA, Series A, 11.375% 2003                                 3,750         4,177
Grupo Televisa, SA 11.875% 2006                                            2,500         2,888
Grupo Televisa, SA 0%/13.25% 2008 (6)                                      7,250         5,320      .07
Cablevision Systems Corp. 9.875% 2013                                     11,500        12,132      .06
Sun Media Corp. 9.50% 2007 (1)                                             9,500         9,761
Sun Media Corp. 9.50% 2007 (1)                                               500           516      .05
Multicanal Participacoes SA, Series B, 12.625% 2004                        8,750         9,986      .05
STC Broadcasting, Inc. 11.00% 2007 (1)                                     7,500         8,119      .04
RBS Participacoes SA, 11.00% 2007 (1)                                      7,250         7,649      .04
Summit Communications Group, Inc. 10.50% 2005                              6,655         7,204      .04
TV Azteca SA de CV 10.125% 2004                                            5,545         5,864      .03
Young Broadcasting Inc. 11.75% 2004                                        1,000         1,123
Young Broadcasting Inc. 10.125% 2005                                       3,750         3,984      .03
Century Communications Corp. 9.75% 2002                                    4,500         4,747      .03
Rogers Communications Inc. 10.875% 2004                                    3,500         3,666      .02
Adelphia Communications Corp. 10.50% 2004 (1)                              3,000         3,191      .02
Continental Cablevision, Inc. 8.50% 2001                                   2,000         2,147      .01
Heartland Wireless Communications, Inc. 13.00% 2003                        3,000           990      .01
                                                                                      --------    -----
                                                                                       515,403     2.74
                                                                                      --------    -----

Telecommunications - 1.72%
MFS Communications Co., Inc. 9.375% 2004                                  56,915        61,841
MFS Communications Co., Inc. 8.875% 2006                                  19,555        21,324      .44
Orion Network Systems, Inc. 11.25% 2007                                   61,500        64,575      .34
TCI Communications, Inc. 9.875% 1998                                       7,100         7,264
TCI Communications, Inc. 8.00% 2005                                        5,000         5,254
TCI Communications, Inc. 9.80% 2012                                       12,500        15,063
TCI Communications, Inc. 8.75% 2015                                        6,500         7,202
TCI Communications, Inc. 8.75% 2023                                        8,000         8,278      .23
Omnipoint Corp. 11.625% 2006                                              35,800        34,636      .18
U S WEST Capital Funding, Inc. 6.85% 2002                                  7,000         7,131
U S WEST Capital Funding, Inc. 6.95% 2037                                 19,500        20,127      .15
Mobile Telecommunication Technologies Corp. 13.50% 2002                   19,875        21,664      .12
Qwest Communications International Inc. 10.875% 2007 (1)                  12,000        13,320      .07
Comtel Brasileira Ltda. 10.75% 2004 (1)                                    9,200         9,959      .05
Teleport Communications Group Inc. 9.875% 2006                             7,500         8,194      .04
Globalstar, LP 11.375% 2004 (1)                                            5,500         5,253      .03
Iridium LLC Units 13.00% 2005 (1)                                          4,000         4,040      .02
COLT Telecom Group PLC Units 0%/12.00% 2006 (6)                            5,000         3,325      .02
Telecom Argentina STET-France Telecom SA 12.00% 2002                       2,500         2,965      .02
Brooks Fiber Properties, Inc. 0%/10.875% 2006 (6)                          3,500         2,590      .01
                                                                                      --------    -----
                                                                                       324,005     1.72
                                                                                      --------    -----


Wireless Communications - 1.61%
NEXTEL Communications, Inc. 0%/11.50% 2003 (6)                            18,000        16,560
NEXTEL Communications, Inc. 0%/9.75% 2004 (6)                             22,000        18,040
NEXTEL Communications, Inc. 0%/10.125% 2004 (formerly
 CenCall Communications Corp.) (6)                                        35,000        29,575
NEXTEL Communications, Inc. 0%/12.25% 2004 (formerly Dial
 Call Communications Corp.) (6)                                           12,000        10,500      .41
Comcast Cellular Corp. 9.50% 2007 (1)                                     37,000        38,573      .20
PriCellular Wireless Corp. 0%/14.00% 2001 (6)                             12,000        12,930
PriCellular Wireless Corp. 0%/12.25% 2003 (6)                             14,550        14,077
PriCellular Wireless Corp. 10.75% 2004                                     7,500         7,950      .18
Centennial Cellular Corp. 8.875% 2001                                     26,000        26,260
Centennial Cellular Corp. 10.125% 2005                                     3,000         3,195      .16
Comunicacion Celular SA 0%/13.125% 2003 (6)                               31,000        23,715      .13
Cellular Communications International, Inc.,
 units consisting of notes and warrants, 0% 2000                          24,500        18,988
Cellular Communications International, Inc. 0% 2000                        1,000           768      .10
Cellular, Inc. 0%/11.75% 2003 (6)                                         18,000        17,415      .09
McCaw International, Ltd. Units 0%/13.00% 2007 (1) (6)                    31,500        17,325      .09
Cellular Communications of Puerto Rico, Inc. 10.00% 2007 (1)              14,000        14,210      .07
InterCel, Inc. 0%/12.00% 2006 (6)                                          6,000         3,930
InterCel, Inc. 11.125% 2007 (1)                                            6,250         6,438      .05
Sprint Spectrum LP, Sprint Spectrum Finance Corp. 11.00% 2006              6,000         6,735      .04
Geotek Communications, Inc., Series B, 0%/15.00% 2005 (6)                  8,000         5,000      .03
Commnet Cellular Inc. 11.25% 2005                                          3,000         3,457      .02
Rogers Cantel Inc. 9.375% 2008                                             3,000         3,255      .02
Vanguard Cellular Systems, Inc. 9.375% 2006                                3,000         3,120      .02
                                                                                      --------    -----
                                                                                       302,016     1.61
                                                                                      --------    -----


Transportation - 1.32%
USAir, Inc., Series 1993-A1, 8.625% 1998                                   5,000         5,069
USAir, Inc. 9.625% 2001                                                   19,679        20,466
USAir, Inc. 10.00% 2003                                                    8,250         8,498
USAir, Inc., enhanced equipment notes, Class C, 8.93%
 2008                                                                      7,697         8,656
USAir, Inc., pass-through trust, Series 1993-A3, 10.375%
 2013 (5)                                                                 19,495        21,639      .34
Jet Equipment Trust, Series 1994-A, Class B1, 10.91%
 2006 (1)                                                                  6,806         8,019
Jet Equipment Trust, Series 1995-B, Certificates,
 10.91% 2014 (1)                                                           4,750         5,980
Jet Equipment Trust, Series 1995-B, Class A, 7.63%
 2015 (1)                                                                 13,907        14,702
Jet Equipment Trust, Series 1995-A, Class B, 8.64%
 2015 (1)                                                                 14,430        16,205
Jet Equipment Trust, Series 1995-B, Class C, 9.71%
 2015 (1)                                                                  5,500         6,633
Jet Equipment Trust, Series 1995-A, Class C, 10.69%
 2015 (1)                                                                  5,000         6,408      .31
Continental Airlines, Inc. 9.50% 2001                                     16,750        17,839
Continental Airlines, Inc., pass-through certificates,
 Series 1996-A, 6.94% 2015 (5)                                             8,824         8,930
Continental Airlines, Inc., pass-through certificates,
 Series 1996-C, 9.50% 2015 (5)                                            12,745        14,773      .22
Airplanes Pass Through Trust, pass-through certificates,
 Series 1, Class B, 6.780% 2019 (5)(7)                                     7,105         7,132
Airplanes Pass Through Trust, pass-through certificates,
 Series 1, Class C, 8.15% 2019 (5)                                        15,000        15,870
Airplanes Pass Through Trust, pass-through certificates,
 Series 1, Class D, 10.875% 2019 (5)                                       4,300         5,031      .15
United Air Lines, Inc. 9.00% 2003                                          8,000         8,948
United Air Lines, Inc., pass-through certificates,
 Series 1996-A2, 7.87% 2019 (5)                                            5,000         5,140      .07
Delta Air Lines, Inc. 9.875% 1998                                          6,750         6,854
Delta Air Lines, Inc., pass-through certificates,
 Series 1992-A2, 9.20% 2014 (5)                                            5,000         5,839      .07
Northwest Airlines, Inc. 8.375% 2004                                       3,000         3,103
Northwest Airlines, Inc. 8.70% 2007                                        3,000         3,136
NWA Trust No. 2, Class D, 13.875% 2008                                     5,000         5,975      .07
Teekay Shipping Corp. 8.32% 2008                                          10,820        10,982      .06
MC-Cuernavaca Trust 9.25% 2001 (1)                                         6,721         6,385      .03
                                                                                      --------    -----
                                                                                       248,212     1.32
                                                                                      --------    -----



Energy Sources and Energy Equipment & Services - 1.30%
California Energy Co., Inc. 9.875% 2003                                    5,000         5,459
California Energy Co., Inc. 10.25% 2004                                   47,300        51,542      .30
Oryx Energy Co. 9.50% 1999                                                20,500        21,665
Oryx Energy Co. 8.375% 2004                                               12,500        13,367
Oryx Energy Co. 8.125% 2005                                                3,500         3,683      .21
J. Ray McDermott, SA 9.375% 2006                                          18,500        19,286      .10
Cliffs Drilling Co., Series B,  10.25% 2003                               14,250        15,532      .08
Global Marine, Inc. 12.75% 1999                                           13,500        14,175      .07
Falcon Drilling Co., Inc., Series B, 9.75% 2001                            6,000         6,345
Falcon Drilling Co., Inc., Series B, 8.875% 2003                           7,000         7,438      .07
Ocean Energy, Inc. 8.875% 2007 (1)                                        11,250        11,503      .06
Petro Stopping Centers, LP 10.50% 2007 (1)                                10,500        10,946      .06
Mariner Energy, Inc. 10.50% 2006                                           8,250         8,621      .05
OXYMAR 7.50% 2016 (1)                                                      8,000         8,040      .04
Forcenergy Inc 9.50% 2006                                                  7,400         7,751      .04
Lomak Petroleum, Inc. 8.75% 2007                                           7,000         7,000      .04
Mesa Operating Co. 10.625% 2006                                            6,000         6,885      .04
Kelley Oil & Gas Corp. 10.375% 2006                                        6,000         6,315      .03
Parker & Parsley Petroleum Co. 8.25% 2007                                  5,000         5,485      .03
Dual Drilling Co. 9.875% 2004                                              3,500         3,771      .02
Abraxas Petroleum Corp. 11.50% 2004                                        3,000         3,285      .02
Petrozuata Finance Inc. 7.63% 2009 (1)                                     3,000         3,130      .02
Petroleo Brasileiro SA-PETROBRAS 10.40% Eurobonds 1998 (7)                 2,500         2,569      .01
Chesapeake Energy Corp. 10.50% 2002                                          900           958      .01
                                                                                      --------    -----
                                                                                       244,751     1.30
                                                                                      --------    -----


Business & Public Services - 1.07%
Integrated Health Services, Inc. 10.75% 2006 (1)                          16,900        18,294
Integrated Health Services, Inc. 9.50% 2007 (1)                            9,250         9,805      .15
Paracelsus Healthcare Corp. 10.00% 2006                                   27,000        27,270      .14
Federal Express Corp., Series B, 10.00% 1998                               4,000         4,165
Federal Express Corp. 9.875% 2002                                          7,000         7,944
Federal Express Corp., pass-through
 certificates, Series 1994-A310, Class A1, 7.53% 2006 (5)                 11,439        11,851      .12
Protection One Alarm Monitoring, Inc.
 0%/13.625% 2005 (6)                                                      18,000        19,710      .10
Vencor, Inc. 8.625% 2007 (1)                                              19,250        19,683      .10
Sun Healthcare Group, Inc. 9.50% 2007 (1)                                 19,000        19,570      .10
Allied Waste North America, Inc. 10.25% 2006 (1)                          17,000        18,615      .10
Mariner Health Group, Inc. 9.50% 2006                                     12,750        13,451      .07
Borg-Warner Security Corp. 9.625% 2007 (1)                                 9,000         9,315      .05
Regency Health Services, Inc. 12.25% 2003                                  6,750         7,661      .04
Merit Behavioral Care Corp. 11.50% 2005                                    6,750         7,425      .04
Tenet Healthcare Corp. 8.00% 2005                                          7,000         7,245      .04
Unison Health 13.00% 2006 (1)                                              4,000         3,380      .02
                                                                                      --------    -----
                                                                                       205,384     1.07
                                                                                      --------    -----

Banking & Insurance - 0.74%
Capital One Capital I 7.15% 2006                                          10,000        10,186
Capital One Capital I 7.409% 2027 (1)(7)                                  13,500        12,879      .12
First Nationwide Holdings Inc. 10.625% 2003                                9,250        10,244
First Nationwide Holdings Inc. 12.50% 2003                                 9,500        10,806      .11
Chase Capital II Global Floating Rate Capital 6.359% 2027 (7)             15,000        14,670      .08
Aetna Services, Inc. 6.97% 2036                                           12,000        12,526      .07
BTC Capital Trust I 6.531% 2026 (7)                                       12,500        12,444      .07
Integon Capital I 10.75% 2027                                              9,000        11,002      .06
Riggs Capital Trust II 8.875% 2027                                        10,000        10,705      .06
Advanta Corp. 6.60% 2000                                                   4,000         3,953
Advanta National Bank 6.45% 2000                                           5,000         4,897      .05
Midland American Capital Corp. 12.75% 2003                                 6,000         6,479      .03
First Union Corp. 6.824%/7.574% 2026 (6)                                   5,000         5,156      .03
Dime Bancorp, Inc. 10.50% 2005                                             4,000         4,350      .02
Chevy Chase Savings Bank, FSB 9.25% 2005                                   4,000         4,030      .02
Coast Federal Bank 13.00% 2002                                             3,500         3,789      .02
Banco General SA 7.70% 2002 (1)                                              500           502      .00
                                                                                      --------    -----
                                                                                       138,618      .74
                                                                                      --------    -----

Leisure & Tourism - 0.60%
Rio Hotel & Casino, Inc. 10.625% 2005                                      2,000         2,180
Rio Hotel & Casino, Inc. 9.50% 2007                                       19,750        20,738      .12
Station Casinos, Inc., Series A, 9.625% 2003                              11,150        10,983
Station Casinos, Inc., Series B, 9.625% 2003                              10,500        10,395      .11
HMH Properties, Inc. 8.875% 2007 (1)                                      19,000        19,712      .10
Boyd Gaming Corp. 9.25% 2003                                              12,000        12,390
Boyd Gaming Corp. 9.50% 2007 (1)                                           3,000         3,030      .09
Foodmaker, Inc. 9.25% 1999                                                 5,000         5,125
Foodmaker, Inc. 9.75% 2002                                                 9,300         9,579      .08
KSL Recreation Group Inc. 10.25% 2007 (1)                                  9,000         9,540      .05
Mirage Resorts, Inc. 7.25% 2006                                            5,000         5,099      .03
California Hotel Finance Corp. 11.00% 2002                                 4,000         4,240      .02
                                                                                      --------    -----
                                                                                       113,011      .60
                                                                                      --------    -----

Utilities: Electric & Gas - 0.50%
Long Island Lighting Co. 7.30% 1999                                       18,990        19,295
Long Island Lighting Co. 7.50% 2007                                       15,000        15,452
Long Island Lighting Co. 7.90% 2008                                       20,000        20,507
Long Island Lighting Co. 8.90% 2019                                        5,000         5,410
Long Island Lighting Co. 9.00% 2022                                       17,000        19,199      .41
Colorado Interstate Gas Co. 6.85% 2037                                     5,000         5,132      .03
Bridas Corp. 12.50% 1999                                                   4,500         5,012      .03
SFP Pipeline Holdings, Inc. 11.16% 2010                                    3,000         3,769      .02
CMS Energy Corp., Series A, 9.50% 1997                                     3,000         3,045      .02
                                                                                      --------    -----
                                                                                        96,821      .51
                                                                                      --------    -----

Forest Products & Paper - 0.51%
Container Corp. of America, Series B, 10.75% 2002                          1,000         1,109
Container Corp. of America 9.75% 2003                                     44,550        48,114
Container Corp. of America, Series A, 11.25% 2004                         14,000        15,523      .34
Copamex Industrias, SA de CV 11.375% 2004 (1)                             16,200        18,023      .10
Grupo Industrial Durango, SA de CV 12.00% 2001                             6,000         6,675
Grupo Industrial Durango, SA de CV 12.625% 2003                            3,500         4,016      .06
Pacific Lumber Co. 10.50% 2003                                             1,500         1,564      .01
                                                                                      --------    -----
                                                                                        95,024      .51
                                                                                      --------    -----

Metals: Steel & Nonferrous - 0.47%
Kaiser Aluminum & Chemical Corp. 9.875% 2002                               9,000         9,360
Kaiser Aluminum & Chemical Corp. 12.75% 2003                               8,000         8,720
Kaiser Aluminum & Chemical Corp., Series B, 10.875% 2006                  23,000        24,898
Kaiser Aluminum & Chemical Corp. 10.875% 2006                              6,500         7,053      .27
Acme Metals Inc. 12.50% 2002                                               3,000         3,300
Acme Metals Inc. 0%/13.50% 2004 (6)                                       10,500        11,865      .08
Inco Ltd. 9.875% 2019                                                      6,500         7,043
Inco Ltd. 9.60% 2022                                                       2,625         2,998      .05
Altos Hornos de Mexico 11.375% 2002 (1)                                    3,000         3,218
Altos Hornos de Mexico 11.875% 2004 (1)                                    2,000         2,180      .03
UCAR Global Enterprises Inc. 12.00% 2005                                   4,250         4,861      .02
AK Steel Corp. 10.75% 2004                                                 2,750         2,997      .02
                                                                                      --------    -----
                                                                                        88,493      .47
                                                                                      --------    -----


General Retailing & Merchandising - 0.38%
Barnes & Noble, Inc., Series B, 11.875% 2003                              22,500        24,356      .13
Woolworth Corp., Series A, 7.00% 2002                                      7,800         7,892
Woolworth Corp. 8.50% 2022                                                 4,000         4,454      .07
LifeStyle Furnishings International Ltd. 10.875% 2006                     11,025        12,293      .07
May Department Stores Co. 8.375% 2024                                     10,000        10,904      .06
Dayton Hudson Corp. 9.50% 2015                                             5,000         6,153      .03
Loehmann's, Inc. 11.875% 2003                                              2,500         2,500      .01
AnnTaylor, Inc. 8.75% 2000                                                 2,250         2,267      .01
                                                                                      --------    -----
                                                                                        70,819      .38
                                                                                      --------    -----


Food Retailing, Food Products & Beverages - 0.38%
Canandaigua Wine Co., Inc. 8.75% 2003                                     17,500        17,675
Canandaigua Wine Co., Inc., Series C, 8.75% 2003                           3,500         3,544      .11
Stater Brothers Holdings Inc. 11.00% 2001                                 16,000        17,640      .09
Bruno's, Inc. 10.50% 2005                                                 11,000        11,234      .06
Dr Pepper Bottling Co. of Texas 10.25% 2000                                6,500         6,727      .04
Carr-Gottstein Foods Co. 12.00% 2005                                       5,000         5,575      .03
Allied Supermarkets Inc. (Vons) 6.625% 1998                                4,465         4,432      .03
Quality Food Centers, Inc. 8.70% 2007 (1)                                  2,000         2,060      .01
Star Markets Co., Inc. 13.00% 2004                                         1,500         1,710      .01
                                                                                      --------    -----
                                                                                        70,597      .38
                                                                                      --------    -----

Real Estate - 0.33%
B.F. Saul Real Estate Investment Trust 11.625% 2002                       23,000        24,610      .13
ERP Operating LP 7.95% 2002                                                3,750         3,948
ERP Operating LP 7.57% 2026                                                7,500         7,972      .07
Irvine Co., Series A, 7.46% 2006 (1)(3)                                   10,000         9,962      .05
Beverly Finance Corp. 8.36% 2004 (1)                                       5,000         5,344      .03
Shopping Center Associates 6.75% 2004 (1)                                  5,000         5,006      .03
Security Capital Industrial Trust 7.95% 2008                               4,000         4,305      .02
                                                                                      --------    -----
                                                                                        61,147      .33
                                                                                      --------    -----

Chemicals - 0.32%
Millennium America Inc. 7.00% 2006                                        16,000        16,092      .09
Polymer Group, Inc. 9.00% 2007 (1)                                        12,500        12,875      .07
Sterling Chemicals Holdings, Inc. 11.75% 2006                              7,750         8,467
Sterling Chemicals Holdings, Inc. 0%/13.50% 2008 (6)                       4,000         2,740      .06
Texas Petrochemicals Corp. 11.125% 2006                                   10,500        11,182      .06
Huntsman Co. 9.094% 2007 (1) (7)                                           8,000         8,280      .04
                                                                                      --------    -----
                                                                                        59,636      .32
                                                                                      --------    -----


Data Processing & Reproduction - 0.18%
Digital Equipment Corp. 8.625% 2012                                       16,000        16,853      .09
Unisys Corp. 12.00% 2003                                                  12,000        13,260
Unisys Corp. 11.75% 2004                                                   2,000         2,205      .08
Apple Computer, Inc. 6.50% 2004                                            2,920         2,438      .01
                                                                                      --------    -----
                                                                                        34,756      .18
                                                                                      --------    -----


Recreation, Other Consumer Products - 0.17%
Mattel, Inc. 10.125% 2002                                                 18,700        19,448      .10
AMF Group Inc. 0%/12.25% 2006 (6)                                         10,000         7,225
AMF Group Inc. 10.875% 2006                                                5,000         5,463      .07
                                                                                      --------    -----
                                                                                        32,136      .17
                                                                                      --------    -----


Financial Services - 0.17%
Ford Capital BV 10.125% 2000                                               5,500         6,116      .03
Caterpillar Inc. 8.01% 2002                                                5,000         5,326      .03
Wilshire Financial Services Group Inc. 13.00% 2004                         5,000         5,062      .03
DVI, Inc. 9.875% 2004                                                      5,000         5,025      .03
General Electric Capital Corp. 8.875% 2009                                 4,000         4,748      .02
General Motors Acceptance Corp. 7.00% 2000                                 3,000         3,059      .02
Indah Kiat Finance Mauritius Ltd. 10.00% 2007 (1)                          2,250         2,244      .01
                                                                                      --------    -----
                                                                                        31,580      .17
                                                                                      --------    -----


Electronic Components - 0.16%
Hyundai Semiconductor America, Inc. 8.25% 2004 (1)                         5,000         5,191
Hyundai Semiconductor America, Inc. 8.625% 2007 (1)                       22,500        23,715      .16
                                                                                      --------    -----
                                                                                        28,906      .16
                                                                                      --------    -----

Health & Personal Care - 0.09%
Allegiance Corp. 7.00% 2026                                                9,000         9,218      .05
Revlon Worldwide Corp. 0% 2001 (1)                                        11,450         8,187      .04
                                                                                      --------    -----
                                                                                        17,405      .09
                                                                                      --------    -----


Construction & Building Materials - 0.09%
M.D.C. Holdings, Inc. 11.125% 2003                                         9,050         9,887      .06
Nortek, Inc. 9.25% 2007                                                    3,825         3,873      .02
Johns Manville International Group 10.875% 2004                            2,000         2,242      .01
                                                                                      --------    -----
                                                                                        16,002      .09
                                                                                      --------    -----

Aerospace, Automotive Parts and Machinery - 0.05%
Newport News Shipbuilding Inc. 9.25% 2006                                  9,000         9,450      .05
                                                                                      --------    -----


Appliances & Household Durables - 0.04%
Philips Electronics NV 7.20% 2026                                          6,000         6,223      .03
The Knoll Group, Inc. 10.875% 2006                                           649           719      .01
                                                                                      --------    -----
                                                                                         6,942      .04
                                                                                      --------    -----



Miscellaneous - 0.72%
Freeport McMoRan Copper & Gold Inc. 7.50% 2006                            10,000        10,258
Freeport McMoRan Copper & Gold Inc. 7.20% 2026                            16,000        16,196      .14
Pan Pacific Industrial Investments PLC 0% 2007 (1)                        33,500        15,955      .09
Anchor Glass Container Corp. 11.25% 2005 (1)                              12,750        13,674      .07
Hutchison Whampoa Finance Ltd. 6.988% 2037 (1)                            12,500        12,690      .07
Owens-Illinois, Inc. 7.85% 2004                                            6,000         6,252
Owens-Illinois, Inc. 8.10% 2007                                            5,750         6,061      .06
Newsquest Capital PLC, Series B, 11.00% 2006                               2,000         2,185
Newsquest Capital PLC 11.00% 2006                                          8,500         9,286      .06
Reliance Industries Ltd. 8.25% 2027 (1)                                   10,000        10,438      .06
Consumers International Inc. 10.25% 2005 (1)                               7,000         7,560      .04
Printpack, Inc. 10.625% 2006                                               7,000         7,542      .04
Innova, S. de R.L. 12.875% 2007 (1)                                        5,000         5,300      .03
U.S. Can Corp. 10.125% 2006                                                4,000         4,220      .02
WestPoint Stevens Inc. 8.75% 2001                                          4,000         4,150      .02
Tenneco Inc. 8.075% 2002                                                   2,000         2,142      .01
DGS International Finance Co. BV 10.00% 2007 (1)                           1,250         1,298      .01
                                                                                      --------    -----
                                                                                       135,207      .72
                                                                                      --------    -----


Collateralized Mortgage/Asset-Backed Obligations (5)
 (excluding those issued by federal agencies) - 1.53%
UCFC Acceptance Corp., home-equity loan pass-through
 certificates, Series 1996-B1, Class A-2, 7.075% 2010                     15,000        15,140
UCFC Acceptance Corp., home-equity loan pass-through
 certificates, Series 1996-D1, Class A-2, 6.381% 2011                     25,700        25,746
UCFC Acceptance Corp., home-equity loan pass-through
 certificates, Series 1996-D1, Class A-4, 6.776% 2016                      8,000         8,060
UCFC Acceptance Corp., home-equity loan pass-through
 certificates, Series 1995-B1, Class A-3, 6.75% 2017                      10,965        11,054      .32
Collateralized Mortgage Obligation Trust, Series 63,
 Class Z, 9.00% 2020                                                      53,811        58,923      .31
Green Tree Financial Corp., Net Interest Margin Trust,
 Series 1994-A, 6.90% 2004                                                 4,123         4,141
Green Tree Financial Corp., Net Interest Margin Trust,
 Series 1995-A, 7.25% 2005                                                 2,437         2,446
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1993-2, Class B,
 8.00% 2018                                                               14,000        14,757
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1995-1, Class A-3,
 7.95% 2025                                                                4,834         4,867
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1995-9, Class A-5,
 6.80% 2027                                                                4,000         4,074
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1996-10, Class A-6,
 7.30% 2028                                                                3,000         3,064      .18
Resolution Trust Corp., Series 1992-CHF, Class E,
 8.25% 2020                                                               10,666        10,769
Resolution Trust Corp., Series 1993-C1, Class D,
 9.45% 2024                                                                6,143         6,203
Resolution Trust Corp., Series 1993-C1, Class E,
 9.50% 2024                                                                1,147         1,155
Resolution Trust Corp., Series 1993-C2, Class C,
 8.00% 2025                                                                3,000         3,034
Resolution Trust Corp., Series 1993-C2, Class D,
 8.50% 2025                                                                3,290         3,335
Resolution Trust Corp., Series 1993-C2, Class E,
 8.50% 2025                                                                  134           134      .14
FIRSTPLUS Home Loan Owner Trust 1996-4, Class A-2, 6.14% 2006             10,240        10,234
FIRSTPLUS Home Loan Owner Trust 1996-4, Class A-3, 6.28% 2009              4,000         3,998
FIRSTPLUS Home Loan Owner Trust 1997-1 Class A-6, 6.95% 2015              10,000        10,138      .12
Merrill Lynch Mortgage Investors, Inc., Seller
 Manufactured Housing Contract, Series 1992-B, Class A2,
 8.05% 2012                                                                   62            62
Merrill Lynch Mortgage Investors, Inc., Seller
 Manufactured Housing Contract, Series 1995-C2,
 Class A-1, 7.383% 2021 (7)                                               15,911        16,216
Merrill Lynch Mortgage Investors, Inc., mortgage pass-through
 certificates, Series 1996-C2, Class A-1, 6.69% 2028                       3,161         3,196      .10
Residential Reinsurance Ltd., Class A-2, 11.44% (1) (7)                   13,750        13,839      .07
Aames Capital Corp., home-equity loan pass-through certificates,
 Series 1996-D, Class A-1B, 6.34% 2012                                     5,000         5,003
Aames Capital Corp., home-equity loan pass-through certificates,
 Series 1996-D, Class A-1E, 6.87% 2024                                     7,000         7,017      .07
Chase Manhattan Bank, NA, Series 1993-I, Class 2A5,
 7.25% 2024                                                                9,910         9,984      .05
The Money Store Inc., home-equity loan pass-through certificates,
 Series 1996-C, Class A-3, 7.07% 2016                                      8,000         8,125      .04
GE Capital Mortgage Services, Inc., Series 1994-9, Class
 A9, 6.50% 2024                                                            6,034         5,471      .03
Standard Credit Card Master Trust I, credit card
 participation certificates, Series 1994-2A, 7.25% 2008                    5,000         5,228      .03
Banco Nacional de Mexico, SA 0% 2002 (1)                                   6,435         5,196      .03
CSFB Finance Co. Ltd., Series 1995-A, 5.00%/10.00% 2005 (1)(6)             5,000         5,064      .03
Prudential Home Mortgage Securities Co., Inc.,
 Series 1992-37, Class A6, 7.00% 2022                                      2,969         2,964      .01
                                                                                      --------    -----
                                                                                       288,637     1.53
                                                                                      --------    -----


Federal Agency Obligations: Mortgage Pass-Throughs (5)
  - 2.20%
Government National Mortgage Assn. 5.00% 2026 (7)                          6,961         6,980
Government National Mortgage Assn. 6.00% 2023                              2,834         2,710
Government National Mortgage Assn. 6.00% 2025 (7)                          3,750         3,821
Government National Mortgage Assn. 6.50% 2024-2026                        15,293        15,029
Government National Mortgage Assn. 6.875% 2022 (7)                        10,769        11,076
Government National Mortgage Assn. 7.00% 2008-2027                        25,476        25,611
Government National Mortgage Assn. 7.00% 2023-2024 (7)                    69,808        71,318
Government National Mortgage Assn. 7.125% 2023 (7)                        10,608        10,858
Government National Mortgage Assn. 7.375% 2022-2024 (7)                   11,202        11,531
Government National Mortgage Assn. 7.50% 2017-2026                        31,416        32,129
Government National Mortgage Assn. 8.00% 2017                              5,590         5,857
Government National Mortgage Assn. 8.50% 2017-2026                        31,943        33,534
Government National Mortgage Assn. 9.00% 2008-2025                        11,577        12,425
Government National Mortgage Assn. 9.50% 2009-2021                        16,293        17,694
Government National Mortgage Assn. 10.00% 2016-2019                        1,329         1,474
Government National Mortgage Assn. 10.50% 2018-2019                          201           226
Government National Mortgage Assn. 11.00% 2015                                95           108     1.39
Federal National Mortgage Assn. 6.074% 2028 (7)                           10,954        10,882
Federal National Mortgage Assn. 7.50% 2007-2023                           23,170        23,708
Federal National Mortgage Assn. 8.00% 2009-2024                           10,194        10,585
Federal National Mortgage Assn. 8.50% 2014-2025                           14,700        15,336
Federal National Mortgage Assn. 9.00% 2008-2025                            9,706        10,348
Federal National Mortgage Assn. 9.50% 2022                                 9,190         9,917
Federal National Mortgage Assn. 10.00% 2005-2025                          28,181        30,876      .60
Federal Home Loan Mortgage Corp. 8.00% 2025                                7,979         8,241
Federal Home Loan Mortgage Corp. 8.50% 2008-2020                          20,160        21,039
Federal Home Loan Mortgage Corp. 9.00% 2007-2021                          10,686        11,297
Federal Home Loan Mortgage Corp. 10.00% 2019                                 123           134
Federal Home Loan Mortgage Corp. 11.50% 2000                                  12            13      .21
                                                                                      --------    -----
                                                                                       414,757     2.20
                                                                                      --------    -----


Federal Agency Obligations: Collateralized Mortgage
 Obligations - 0.12% (5)
Federal National Mortgage Assn., Series 1996-4,
 Class ZA, 6.50% 2022                                                      5,807         5,490
Federal National Mortgage Assn., Series 1991-78,
 Class PK, 8.50% 2020                                                      8,278         8,648      .08
Federal Home Loan Mortgage Corp., Series 1673, Class SA,
 5.03% 2024 (8)                                                            6,000         3,626
Federal Home Loan Mortgage Corp., Series 178,
 Class Z, 9.25% 2021                                                       4,104         4,425      .04
                                                                                      --------    -----
                                                                                        22,189      .12
                                                                                      --------    -----


Other Federal Agency Obligations - 0.44%
Federal Home Loan Mortgage Corp. 5.74% 2003                                5,000         4,836
Federal Home Loan Mortgage Corp. 6.39% 2003                                7,750         7,651
Federal Home Loan Mortgage Corp. 6.44% 2003                                3,000         2,958
Federal Home Loan Mortgage Corp. 6.50% 2003                                5,000         4,952
Federal Home Loan Mortgage Corp. 6.59% 2003                                6,000         5,954
Federal Home Loan Mortgage Corp. 6.19% 2004                               12,750        12,429
Federal Home Loan Mortgage Corp. 6.27% 2004                                5,635         5,534      .24
Federal Home Loan Banks 6.41% 2003                                        10,000         9,863
Federal Home Loan Banks 6.16% 2004                                        13,000        12,683
Federal Home Loan Banks 6.27% 2004                                         6,000         5,888      .15
FNSM Principal STRIPS 0%/8.62% 2022 (6)                                   10,000         9,627      .05
                                                                                      --------    -----
                                                                                        82,375      .44
                                                                                      --------    -----


Governments and Governmental Authorities
(excluding U.S. government) - 0.70%
Argentina (Republic of), Series L, 6.75% Eurobonds 2005 (7)               22,101        21,041
Argentina (Republic of) 11.00% 2006                                       45,750        52,613
Argentina (Republic of) 11.375% 2017                                      11,750        13,968      .47
United Mexican States 7.875% 2001 (1)(7)                                   8,000         8,006
United Mexican States Units, Series A, 6.25% Eurobonds 2019                1,000           827
United Mexican States, Series C, 6.82% 2019 (7)                            1,000           948
United Mexican States, Series C, 0% 2003 (3)                               1,538             0
United Mexican States, Series A, 0% 2003 (3)                               1,000             0
United Mexican States 11.375% 2016                                         9,000        10,742      .11
Venezuela (Republic of) 6.75% 2007 (7)                                    10,000         9,330      .04
Brazil (Republic of) Debt Conversion Bond 6.938% 2012 (7)                  6,000         5,028      .03
Philippine Front-Loaded Interest Reduction
 Bond, Series B, 5.00% 2008 (7)                                            5,000         4,710      .03
Ontario (Province of) 7.75% 2002                                           2,500         2,662      .01
Ecuador (Republic of) Past Due Interest Bonds 6.438% 2015 (7)                538           386
Ecuador (Republic of) Past Due Interest Bonds 6.438% 2025 (7)              1,500         1,185      .01
                                                                                      --------    -----
                                                                                       131,446      .70
                                                                                      --------    -----


Floating Rate Eurodollar Notes (Undated) (7) - 0.19%
Standard Chartered Bank 6.00%                                             15,000        13,060      .07
Bank of Nova Scotia 5.75%                                                 10,000         8,963      .05
Canadian Imperial Bank of Commerce 5.688%                                 10,000         8,937      .05
Midland Bank PLC 6.125%                                                    5,000         4,546      .02
                                                                                      --------    -----
                                                                                        35,506      .19
                                                                                      --------    -----


U.S. Treasury Obligations - 5.55%
5.625% August 1997                                                        50,000        49,985      .26
8.625% August 1997                                                        50,000        50,055      .27
5.50% September 1997                                                      50,000        50,000      .27
5.75% October 1997                                                        50,000        50,024      .27
8.75% October 1997                                                        25,000        25,160      .13
6.00% November 1997                                                       50,000        50,078      .27
7.875% January 1998                                                       50,000        50,524      .27
9.25% August 1998                                                         10,000        10,361      .06
8.875% February 1999                                                      42,000        43,956      .23
9.125% May 1999                                                           10,000        10,570      .06
5.875% November 1999                                                      10,000        10,027      .05
8.75% August 2000                                                         22,500        24,321      .13
8.50% November 2000                                                       20,000        21,591      .11
7.75% February 2001                                                       68,000        72,154      .38
3.626% July 2002 (9)                                                      10,000        10,010      .05
11.625% November 2002                                                     38,000        47,797      .25
10.75% February 2003                                                      19,500        23,878      .13
7.25% May 2004                                                           120,000       128,513      .68
11.625% November 2004                                                     40,500        53,751      .29
6.50% May 2005                                                            30,000        30,891      .16
10.75% August 2005                                                         9,000        11,661      .06
3.412% January 2007 (9)                                                    7,000         6,938      .04
8.875% August 2017                                                        55,000        70,520      .37
7.125% February 2023                                                      65,250        71,367      .38
6.50% November 2026                                                       70,000        71,553      .38
                                                                                      --------    -----
                                                                                     1,045,685     5.55
                                                                                      --------    -----


TOTAL BONDS & NOTES (cost: $4,739,859,000)                                           4,966,916    26.40
                                                                                      --------    -----



----------------------------------                                           ---           ---      ---
                                                                       Principal        Market  Percent
Short-Term Securities                                                     Amount         Value   of Net
                                                                           (000)         (000)   Assets
----------------------------------                                           ---           ---      ---
Corporate Short-Term Notes - 8.96%
Ameritech Corp. 5.47% due 10/23-10/29/97                                  40,775        40,218
Ameritech Corp. 5.47%-5.53% due 9/22-10/24/97 (1)                         64,300        63,694      .55
PepsiCo, Inc. 5.45%-5.52% due 8/8-9/19/97                                 89,250        88,820      .47
J.C. Penney Funding Corp. 5.48%-5.54% due 8/8-10/8/97 (1)                 88,500        87,844      .47
Coca-Cola Co. 5.50%-5.52% due 8/6-8/29/97                                 83,400        83,151      .44
Sara Lee Corp. 5.48%-5.49% due 9/24-9/25/97                               82,000        81,302      .43
Procter & Gamble Co. 5.45%-5.52% due 8/25-10/20/97                        78,100        77,540      .41
Monsanto Co. 5.47%-5.48% due 8/18-10/9/97                                 54,200        53,829
Monsanto Co. 5.53%-5.54% due 8/11-10/3/97 (1)                             20,300        20,179      .40
General Electric Capital Corp.  5.50%-5.60% due 8/11-10/17/97             73,400        72,755      .39
Lucent Technologies Inc. 5.48%-5.52% due 8/13-9/29/97                     71,000        70,598      .38
Ford Motor Credit Co. 5.49%-5.53% due 8/5-10/10/97                        66,400        65,947      .35
Xerox Corp. 5.48%-5.55% due 8/6-9/23/97                                   64,800        64,536      .34
E.I. du Pont de Nemours and Co. 5.45%-5.50% due 8/4-10/16/97              57,700        57,323      .31
Motorola, Inc. 5.46%-5.49% due 8/18-9/19/97                               57,600        57,196      .30
American Express Credit Corp. 5.49%-5.54%
 due 8/20-9/26/97                                                         56,000        55,681      .30
Hershey Foods Corp. 5.47%-5.51% due 9/2-10/21/97                          55,600        55,090      .29
A.I. Credit Corp. 5.48%-5.53% due 9/18-11/6/97                            52,700        52,125      .28
Walt Disney Co. 5.52% due 9/8-9/10/97                                     50,000        49,695      .26
Beneficial Corp. 5.49%-5.55% due 8/1-9/3/97                               48,800        48,671      .26
Southwestern Bell Telephone Co. 5.52%-5.53%
 due 8/26-8/27/97                                                         47,100        46,906      .25
International Lease Finance Corp. 5.48%-5.53%
 due 9/18-10/14/97                                                        45,700        45,280      .24
Shell Oil Co. 5.47% due 9/5/97                                            45,000        44,769      .24
IBM Credit Corp. 5.48%-5.54% due 9/4-9/15/97                              41,300        41,029      .22
Commercial Credit Co. 5.49%-5.54% due 8/25-9/2/97                         40,000        39,825      .21
Avco Financial Services, Inc. 5.47%-5.53% due 8/7-10/1/97                 40,000        39,789      .21
Atlantic Richfield Co. 5.53%-5.55% due 9/24-10/2/97                       40,000        39,644      .21
CPC International Inc. 5.61% due 9/9/97 (1)                               39,000        38,760      .21
Ciesco LP 5.53% due 9/11/97                                               35,000        34,774      .18
Amoco Corp. 5.48%-5.50% due 9/3-10/8/97                                   32,800        32,482      .17
Schering-Plough Corp. 5.51% due 9/16/97                                   25,100        24,919      .13
Gannett Co., Inc. 5.45% due 8/29/97 (1)                                   10,400        10,354      .06
                                                                                      --------    -----
                                                                                     1,684,725     8.96
                                                                                      --------    -----


Federal Agency Short-Term Obligations - 1.81%
Federal National Mortgage Assn.
 5.35%-5.49% due 8/26-10/30/97                                           190,700       189,265     1.01
Federal Home Loan Mortgage Corp. 5.45%-5.57%
 due 8/12-9/5/97                                                         119,800       119,470      .63
Federal Home Loan Banks 5.48% due 8/14/97                                 32,200        32,132      .17
                                                                                      --------    -----
                                                                                       340,867     1.81
                                                                                      --------    -----

TOTAL SHORT-TERM SECURITIES (cost: $2,025,664,000)                                   2,025,592    10.77
                                                                                      --------    -----
TOTAL INVESTMENT SECURITIES (cost: $15,456,637,000)                                 18,680,679    99.29

Excess of cash and receivables over payables                                           133,534      .71
                                                                                      --------    -----
NET ASSETS                                                                         $18,814,213   100.00%
                                                                                      ========    =====

(1)  Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.
(2)  Non-income-producing security.
(3) Valued under procedures established by the Board of Directors.
(4) The fund owns 6.64% and 6.48% of the outstanding voting securities of Ohio Casualty and English China Clays, respectively, and thus is considered an affiliate as defined in the Investment Company Act of 1940.
(5) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
(6)  Step bond; coupon rate will increase at a later date.
(7)  Coupon rate changes periodically.
(8)  Inverse floater, which is a floating
 rate note whose interest rate moves in the opposite direction of prevailing interest rates.
(9) Index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.



See Notes to Financial Statements

The Income Fund of America
Financial Statements
-----------------------------------------          ---------   ---------
Statement of Assets and Liabilities                          (dollars in
at July 31, 1997                                              thousands)
----------------------------------------           ---------   ---------
ASSETS:
Investment securities at market
 (cost: $15,456,637)                                         $18,680,679
Cash                                                                 832
Receivables for-
 Sales of investments                               $ 79,617
 Sales of fund's shares                               22,272
 Dividends and accrued interest                      127,696     229,585
                                                   ---------   ---------
                                                              18,911,096
LIABILITIES:
Payables for-
 Purchases of investments                             71,135
 Repurchases of fund's shares                         14,368
 Management services                                   4,319
 Accrued expenses                                      7,061      96,883
                                                   ---------   ---------
NET ASSETS AT JULY 31, 1997-
 Equivalent to $18.59 per share on
 1,012,112,230 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,200,000,000 shares)                        $18,814,213
                                                             ============


----------------------------------------           ---------   ---------
Statement of Operations                                      (dollars in
for the year ended July 31, 1997                              thousands)
-----------------------------------------          ---------   ---------
INVESTMENT INCOME:
Income:
 Dividends                                        $  414,874
 Interest                                            521,773  $  936,647
                                                   ---------
Expenses:
 Management services fee                              47,820
 Distribution expenses                                38,906
 Transfer agent fee                                    8,402
 Reports to shareholders                                 768
 Registration statement and
  prospectus                                           1,019
 Postage, stationery and supplies                      1,650
 Directors' fees                                         152
 Auditing and legal fees                                  56
 Custodian fee                                           811
 Taxes other than federal income tax                       2
 Other expenses                                          136      99,722
                                                   ---------   ---------
 Net investment income                                           836,925
                                                               ---------
REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
 Net realized gain                                             1,592,597
 Net increase in unrealized appreciation on
  investments                                                  1,817,752
                                                               ---------
  Net realized gain and unrealized
   appreciation on investments                                 3,410,349
                                                               ---------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                              $4,247,274
                                                             ============
----------------------------------------           ---------   ---------
Statement of Changes in Net Assets                           (dollars in
                                                              thousands)
-----------------------------------------          ---------   ---------
                                           Year ended July 31
                                                        1997        1996
                                                   ---------   ---------
OPERATIONS:
Net investment income                            $   836,925 $   767,059
Net realized gain on investments                   1,592,597     630,886
Net increase in unrealized appreciation
 on investments                                    1,817,752     276,975
                                                   ---------   ---------
 Net increase in net assets
  resulting from operations                        4,247,274   1,674,920
                                                   ---------   ---------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income                (857,023)   (718,292)
Distributions from net realized
 gain on investments                                (748,006)   (152,790)
                                                   ---------   ---------
 Total dividends and distributions                (1,605,029)   (871,082)
                                                   ---------   ---------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 131,090,765 and 143,040,894
 shares, respectively                              2,235,951   2,275,579
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 83,876,277 and 46,413,197
 shares, respectively                              1,403,146     734,433
Cost of shares repurchased:
 112,767,826 and 103,371,820
 shares, respectively                             (1,926,293) (1,644,843)
                                                   ---------   ---------
 Net increase in net assets
  resulting from capital share
  transactions                                     1,712,804   1,365,169
                                                   ---------   ---------
TOTAL INCREASE IN NET ASSETS                       4,355,049   2,169,007

NET ASSETS:
Beginning of year                                 14,459,164  12,290,157
                                                   ---------   ---------
End of year (including undistributed
 net investment income: $139,013
 and $159,002, respectively)                     $18,814,213 $14,459,164
                                                 =========== ===========




See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the Nasdaq national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized gain and unrealized appreciation on investment securities.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $811,000 includes $358,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of July 31, 1997, net unrealized appreciation on investments for federal income tax purposes aggregated $3,224,085,000, of which $3,320,558,000 related to appreciated securities and $96,473,000 related to depreciated securities. During the year ended July 31, 1997, the fund realized, on a tax basis, a net capital gain of $1,592,536,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $61,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $15,456,594,000 at July 31, 1997.

3. The fee of $47,820,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; 0.15% of such assets in excess of $8 billion but not exceeding $13 billion; 0.147% of such assets in excess of $13 billion but not exceeding $21 billion; and 0.145% of such assets in excess of $21 billion; plus 2.25% of monthly gross investment income.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1997, distribution expenses under the Plan were $38,906,000. As of July 31, 1997, accrued and unpaid distribution expenses were $6,548,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $8,402,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $10,140,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1997, aggregate amounts deferred and earnings thereon were $366,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1997, accumulated undistributed net realized gain on investments was $1,370,339,000 and additional paid-in capital was $13,068,866,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $6,199,103,000 and $6,570,329,000, respectively, during the year ended July 31, 1997.

     Net realized currency losses on dividends, interest and withholding taxes reclaimable were $17,000 for the year ended July 31, 1997.

     The fund reclassified $109,000 to undistributed net investment income from undistributed net realized gains for the year ended July 31, 1997.

Per-Share Data and Ratios

                                               Year ended July 31
                                                                   ------- ------- -------   -------
                                                              1997     1996    1995    1994     1993

                                                          -------  ------- ------- -------   -------
Net Asset Value, Beginning of Year                         $15.89   $14.92  $13.59  $14.47    $13.94
                                                          -------  ------- ------- -------   -------
 Income from Investment
  Operations:
  Net investment income                                       .86      .87     .85     .83       .85
  Net realized gain and change in
   unrealized appreciation on investments                    3.55     1.11    1.29    (.53)      .74
                                                          -------  ------- ------- -------   -------
   Total income from
 investment operations                                       4.41     1.98    2.14     .30      1.59
                                                          -------  ------- ------- -------   -------
 Less Distributions:
  Dividends from net investment
 income                                                      (.90)    (.83)   (.75)   (.83)     (.84)
  Distributions from net
 realized gains                                              (.81)    (.18)   (.06)   (.35)     (.22)
                                                          -------  ------- ------- -------   -------
   Total distributions                                      (1.71)   (1.01)   (.81)  (1.18)    (1.06)
                                                          -------  ------- ------- -------   -------
Net Asset Value, End of Year                               $18.59   $15.89  $14.92  $13.59    $14.47
                                                          =======  ======= ======= =======   =======

Total Return (1)                                            29.28%   13.46%  16.42%   1.98%    11.88%


Ratios/Supplemental Data:
  Net assets, end of year (in
 millions)                                                 $18,814  $14,459 $12,290 $10,537    $9,045
  Ratio of expenses to average
 net assets                                                  .61%     .62%     .65%    .63%      .62%
  Ratio of net income to average
 net assets                                                 5.09%    5.56%    6.12%   5.92%     6.05%
  Average commissions paid per share (2)                   3.21 c   4.63 c  6.20 c  6.40 c    7.14 c
  Portfolio turnover rate                                   40.92%   37.77%  26.26%  26.42%    29.18%



(1) Calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.
(2) Brokerage commissions paid on
 portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis without commissions, such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S.
 commissions when expressed as cents per
 share but higher when expressed as a
 percentage of transactions because of the lower per-share prices of many non-U.S.
 securities.

Independent Auditors' Report
To the Board of Directors and Shareholders of The Income Fund of America, Inc.:

     We have audited the accompanying statement of assets and liabilities of The Income Fund of America, Inc., including the schedule of portfolio investments as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of the Income Fund of America, Inc. as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
September 5, 1997

TAX INFORMATION (UNAUDITED)
  We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                           Dividends and Distributions per Share

To Shareholders           Payment Date                   From Net         From Net              From Net
of Record                                                Investment       Realized              Realized
                                                         Income           Short-Term Gains      Long-Term
                                                                                                Gains
September 20, 1996        September 23, 1996             $0.20             -                     -
December 26, 1996         December 27, 1996              0.30             $0.074                $0.736
March 21, 1997            March 24, 1997                 0.20              -                     -
June 20, 1997             June 23, 1997                  0.20              -                     -

     Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 37% of the dividends paid by the fund from net investment income represent qualifying dividends.

     Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

     Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 10% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

     SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

 (a) Included in Prospectus - Part A
    Financial Highlights
  Included in Statement of Additional Information - Part B
    Investment Portfolio
    Statement of Assets and Liabilities
    Statement of Operations
    Statement of Changes in Net Assets
    Notes to Financial Statements
    Selected Per-Share Data and Ratios
    Independent Auditors' Report

 (b) Exhibits.

  1. On file (see SEC files nos. 811-1880 and 2-33371)

  2. Bylaws

  3. None

  4. Copy of specimen share certificate

  5. Copy of Investment Advisory and Service Agreement

  6. Copy of Principal Underwriting Agreement, Form of Selling Group Agreement, Supplemental Selling Group Agreement, Bank Selling Group Agreement, Hold Harmless Agreement and State Addendum to Selling Group Agreement

  7. None

  8. Copy of form of Global Custody Agreement

  9. On file (see SEC files nos. 811-1880 and 2-33371)

  10. Not applicable to this filing

  11. Consent of Independent Auditors

  12. None

  13. None

  14. Copies of model plans

  15. Copy of Plan of Distribution (12b-1)

  16. On file (see SEC file nos. 811-66 and 2-10758)

  17. EX-27 Financial Data Schedule (EDGAR)

Item 25. Persons Controlled by or under Common Control with Registrant.
 None.

Item 26. Number of Holders of Securities.

                As of August 31, 1997

Title of Class           Number of Record-Holders
Common Stock             608,142
($1.00 Par Value)

Item 27. Indemnification.

  Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

  The Articles of Incorporation state:

  The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws;
(b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law.

  The By-Laws of the Corporation state:

           Section 5.01. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified by the Corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding in the manner and on the terms provided by, and to the fullest extent authorized by, applicable state law, and shall be indemnified by the Corporation against such expenses, judgments, fines, and amounts in the manner and to the fullest extent required by applicable state law. However, no indemnification may be made under this section in the absence of a judicial or administrative determination absolving the prospective indemnitee of liability to the Corporation or its security holders unless, based upon a review of all material facts, (1) a majority of a quorum of directors who are neither interested persons of the Corporation nor parties to the proceeding, or (2) independent legal counsel in a written opinion, concludes that such person was not guilty of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties initiated in the conduct of his office.

           Section 5.02. No expenses incurred by a director, officer, employee, or agent of the Corporation in defending a civil or criminal action, suit, or proceeding to which he is a party may be paid or reimbursed by the Corporation in advance of the final disposition of such action, suit, or proceeding unless:

 (1) One of the following determines, on the basis of the facts then known to it, that there is reason to believe that indemnification would be permissible:

 (a) a majority of a quorum of disinterested non-party directors, or, if such a quorum cannot be obtained, a majority of a committee of two or more disinterested non-party directors duly designated to act in the matter by a majority vote of the full board;

 (b) special legal counsel selected by such a committee or such a quorum of disinterested non-party directors; or

 (c)  the stockholders; and

  (2) the Corporation receives the following from the prospective recipient of the advance:

 (a) a written affirmation of his good faith belief that he met the standard of conduct necessary for indemnification; and

 (b) an undertaking to repay the advance if it is ultimately determined that he is not entitled to indemnification under this Article.

           Section 5.03. The Corporation is authorized to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article. Anything in this Article V to the contrary notwithstanding, however, the Corporation shall not pay for insurance which protects any director or officer against liabilities arising from action involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; provided, that any such insurance may cover any of such categories if it provides only for payment to the Corporation and/or third parties of any damages caused by a director or officer, and also provides that the insurance company would be subrogated to the rights of the Corporation to recover from the director or officer.

Item 28. Business and Other Connections of Investment Adviser.

  None.

Item 29. Principal Underwriters.

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Capital World Bond Fund, Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)      (1)                            (2)                        (3)
       Name and Principal              Positions and Offices       Positions and Offices
       Business Address                  with Underwriter           with Registrant

       David A. Abzug                   Regional Vice President    None
        4433 Leydon Avenue
        Woodland Hills, CA 91364

       John A. Agar                    Regional Vice President     None
       1501 N. University Drive, Suite 227A
       Little Rock, AR 72207

       Robert B. Aprison               Vice President              None
        2983 Bryn Wood Drive
        Madison, WI 53711

S      Richard Armstrong               Assistant Vice President    None

L      William W. Bagnard              Vice President              None

       Steven L. Barnes                Senior Vice President       None
        8000 Town Line Avenue South
        Suite 204
        Minneapolis, MN 55438

       Michelle A. Bergeron            Vice President              None
        4160 Gateswalk Drive
        Smyrna, GA 30080

       Joseph T. Blair                 Senior Vice President       None
        27 Drumlin Road
        West Simsbury, CT 06092

       John A. Blanchard               Regional Vice President     None
       6421 Aberdeen Road
       Mission Hills, KS 66208

       Ian B. Bodell                   Senior Vice President       None
        Three Maryland Farms
        Suite 110
       Brentwood, TN 37027

       Michael L. Brethower            Vice President              None
        108 Hagen Court
        Georgetown, TX 78628

       C. Alan Brown                   Regional Vice President     None
        4129 Laclede Avenue
        St. Louis, MO  63108

L      Daniel C. Brown                 Senior Vice President       None
H      J. Peter Burns                  Vice President              None

       Brian C. Casey                  Regional Vice President     None
        9508 Cable Drive
        Kensington, MD  20895

       Victor C. Cassato               Vice President              None
        609 W. Littleton Blvd., Suite 310
        Littleton, CO  80120

       Christopher J. Cassin           Senior Vice President       None
        111 W. Chicago Avenue, Suite G3
        Hinsdale, IL 60521

       Denise M. Cassin                Regional Vice President     None
        1301 Stoney Creek Drive
        San Ramon, CA 94538
L      Larry P. Clemmensen             Director                    None

L      Kevin G. Clifford               Director, Senior Vice President   None

       Ruth M. Collier                 Vice President              None
        145 West 67th Street, 12K
        New York, NY  10023

       Thomas E. Cournoyer             Vice President              None
        2333 Granada Boulevard
        Coral Gables, FL  33134

       Douglas A. Critchell            Vice President              None
        4116 Woodbine St.
       Chevy Chase, MD 20815

L      Carl D. Cutting                 Vice President              None

       Dan J. Delianedis               Regional Vice President     None
        8689 Braxton Drive
        Eden Prairie, MN 55346

       Michael A. Dilella              Vice President              None
        P.O. Box 661
        Ramsey, NJ  07446

       G. Michael Dill                 Senior Vice President       None
        505 E. Mail Street
        Jenks, OK 74037

       Kirk D. Dodge                   Regional Vice President     None
        3034 Parkridge Drive
        Ann Arbor, MI  48103

       Peter J. Doran                  Senior Vice President       None
        1205 Franklin Avenue
        Garden City, NY 11530

L      Michael J. Downer               Secretary                   None

       Robert W. Durbin                Vice President              None
        74 Sunny Lane
        Tiffin, OH 44883

I      Lloyd G. Edwards                Vice President              None

L      Paul H. Fieberg                 Senior Vice President       None

       John Fodor                      Regional Vice President     None
        15 Latisquama Road
       Southborough, MA 01722

L      Mark P. Freeman, Jr.            President and Director      None

       Clyde E. Gardner                Vice President              None
        Route 2, Box 3162
        Osage Beach, MO 65065

B      Evelyn K. Glassford             Vice President              None

       Jeffrey J. Greiner              Regional Vice President     None
        12210 Taylor Road
        Plain City, OH  43064

       David E. Harper                 Vice President              None
        R.D. 1, Box 210, Rte. 519
        Frenchtown, NJ 08825

       Ronald R. Hulsey                Regional Vice President     None
        6744 Avalon
        Dallas, TX 75214

       Robert S. Irish                 Regional Vice President     None
        1225 Vista Del Mar Drive
        Delray Beach, FL 33483

L      Robert L. Johansen              Vice President and Controller   None

       Michael J. Johnston             Chairman of the Board       None
       630 Fifth Ave., 36th Floor
       New York, NY 10111-0121

       V. John Kriss                   Senior Vice President       None
       P.O. Box 274
       Surfside, CA 90743
       Arthur J. Levine                Vice President              None
        12558 Highlands Place
        Fishers, IN 46038

B      Karl A. Lewis                   Assistant Vice President    None

       T. Blake Liberty                Regional Vice President     None
        1940 Blake St., Suite 303
        Denver, CO 80202

L      Lorin E. Liesy                  Assistant Vice President    None

L      Susan G. Lindgren               Vice President - Institutional   None
                                       Investment Services Division

L      Stella Lopez                    Vice President              None

LW     Robert W. Lovelace              Director                    None

       Steve A. Malbasa                Regional Vice President     None
        13405 Lake Shore Blvd.
        Cleveland, OH  44110

       Steven M. Markel                Vice President              None
        5241 South Race Street
        Littleton, CO 90121

L      John C. Massar                  Director, Senior Vice President   None

L      E. Lee McClennahan              Senior Vice President       None

S      John V. McLaughlin              Senior Vice President       None
       Terry W. McNabb                 Vice President              None
        2002 Barrett Station Road
        St. Louis, MO 63131

L      R. William Melinat              Vice President - Institutional   None
                                       Investment Services Division
       David R. Murray                 Vice President              None
        25701 S.E. 32nd Place
        Issaquah, WA 98027

       Stephen S. Nelson               Vice President              None
        P.O. Box 470528
        Charlotte, NC 28247-0528

       William E. Noe                  Regional Vice President     None
       304 River Oaks Road
       Brentwood, TN 37027
       Peter A. Nyhus                  Regional Vice President     None
       3084 Wilds Ridge Court
       Prior Lake, MN 55372

       Eric P. Olson                   Regional Vice President     None
       62 Park Drive
       Glenview, IL 60025

       Fredric Phillips                Regional Vice President     None
        32 Ridge Avenue
        Newton Centre, MA  02159

B      Candance D. Pilgrim             Assistant Vice President    None

       Carl S. Platou                  Regional Vice President     None
       4021 96th Avenue, SE
       Mercer Island, WA 98040

L      John O. Post, Jr.               Vice President              None

       Steven J. Reitman               Vice President              None
        212 The Lane
        Hinsdale, IL  60521

       Brian A. Roberts                Regional Vice President     None
        P.O. Box 472245
        Charlotte, NC  28247

       George S. Ross                  Vice President              None
        55 Madison Avenue
        Morristown, NJ 07962

L      Julie D. Roth                   Vice President              None

L      James F. Rothenberg             Director                    None

       Douglas F. Rowe                 Regional Vice President     None
       30309 Oak Tree Drive
       Georgetown, TX 78628

       Christopher Rowey               Regional Vice President     None
       9417 Beverlywood Street
       Los Angeles, CA 90034

       Dean B. Rydquist                Vice President              None
        1080 Bay Pointe Crossing
       Alpharetta, GA 30202

       Richard R. Samson               Vice President              None
        4604 Glencoe, Ave., No. 4
        Marina del Rey, CA 90292
       Joe D. Scarpitti                Regional Vice President     None
       31465 St. Andrews
       Westlake, OH 44145

L      Daniel B. Seivert               Assistant Vice President    None

L      R. Michael Shanahan             Director                    None

       David W. Short                  Director, Senior Vice President   None
        1000 RIDC Plaza, Suite 212
        Pittsburgh, PA  15238

       William P. Simon, Jr.           Vice President              None
        554 Canterbury Lane
        Berwyn, PA 19312

L      John C. Smith                   Vice President -            None
                                       Institutional Investment Services
                                       Division

L      Mary E. Smith                   Assistant Vice President,   None
                                       Institutional Investment Services
                                       Division
       Rodney G. Smith                 Regional Vice President     None
        100 N. Central Exp., Suite 1214
        Richardson, TX 75080

       Nicholas D. Spadaccini          Regional Vice President     None
       855 Markley Woods Way
       Cincinnati, OH 45230

       Daniel S. Spradling             Senior Vice President       None
        #4 West Fourth Avenue, Suite 406
        San Mateo, CA 94402

       Thomas A. Stout                 Regional Vice President     None
        12913 Kendale Lane
       Bowie, MD 20715

       Craig R. Strauser               Regional Vice President     None
        17040 Summer Place
       Lake Oswego, OR 97035

       Francis N. Strazzeri            Regional Vice President     None
       31641 Saddletree Drive
       Westlake Village, CA 91361

L      Drew Taylor                     Assistant Vice President    None

S      James P. Toomey                 Assistant Vice President    None

I      Christopher E. Trede            Assistant Vice President    None

       George F. Truesdail             Vice President              None
        400 Abbotsford Court
        Charlotte, NC 28270

       Scott W. Ursin-Smith            Regional Vice President     None
        60 Reedland Woods Way
        Tiburon, CA 94920

L      David M. Ward                   Assistant Vice President -   None
                                       Institutional Investment Services
                                       Division

       Thomas E. Warren                Regional Vice President     None
        1701 Starling Drive
       Sarasota, FL 34231

L      J. Kelly Webb                   Senior Vice President, Treasurer   None

       Gregory J. Weimer                Vice President             None
        125 Surrey Drive
        Canonsburg, PA  15317

B      Timothy W. Weiss                Director                    None

       N. Dexter Williams              Vice President              None
        25 Whitside Court
        Danville, CA 94526

       Timothy J. Wilson               Regional Vice President     None
       113 Farmview Place
       Venetia, PA  15367

B      Laura L. Wimberly               Assistant Vice President    None

H      Marshall D. Wingo               Director, Senior Vice President   None

L      Robert L. Winston               Director and Senior Vice    None
                                       President

       Laurie B. Wood                  Regional Vice President     None
        3500 West Camino de Urania
        Tucson, AZ 85741

       William R. Yost                 Regional Vice President     None
        9320 Overlook Trail
        Eden Prairie, MN  55347

       Janet M. Young                  Regional Vice President     None
        1616 Vermont
        Houston, TX  77006

       Scott D. Zambon                 Regional Vice President     None
        320 Robinson Drive
        Tustin Ranch, CA 92782


____________________________________
L Business Address, 333 South Hope Street, Los Angeles, CA 90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
SF Business Address, P.O. 7650, San Francisco, CA 94120
B Business Address, 135 South State College Blvd., Brea, CA 92821
S Business Address, 8000 IH-10 West, Suite 1400, San Antonio, TX 78230
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c)  None.

Item 30. Location of Accounts and Records.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821, and/or the offices of the Registrant, One Market, Steuart Tower, Suite 1800, San Fracisco, CA 94105.

  Registrant's records covering shareholder accounts are maintained and kept by the fund's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 8000 IH-10, Suite 1400, San Antonio, Texas 78230 and 5300 Robin Hood Road, Norfolk, VA 23513.

  Registrant's records covering portfolio transactions are maintained and kept by the fund's custodian, The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081.

Item 31. Management Services.

  None.

Item 32. Undertakings.

  As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, and State of California on the 30th day of September, 1997.

                                    THE INCOME FUND OF AMERICA, INC.
                                    By /s/ Patrick F. Quan
                                       Patrick F. Quan, Secretary

ATTEST:
/s/ Louise M. Pescetta
Louise M. Pescetta

 Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on September 30, 1997 by the following persons in the capacities indicated.

         Signature                                            Title

(1)      Principal Executive Officer:                         President

         /s/ Janet A. McKinley
         (Janet A. McKinley)

(2)      Principal Financial Officer and
         Principal Accounting Officer:                        Treasurer

         /s/ Mary C. Hall
         (Mary C. Hall)

(3)      Directors:

         Robert A. Fox*                                       Director
         Roberta L. Hazard*                                   Director
         Leonade D. Jones*                                    Director
         John G. McDonald*                                    Director

         /s/ James W. Ratzlaff                                Director
         (James W. Ratzlaff)

         Henry E. Riggs*                                      Director
         Walter P. Stern*                                     Chairman
         Patricia K. Woolf*                                   Director

*By /s/ Patrick F. Quan
 Patrick F. Quan, Attorney-in-Fact
  Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

      /s/ Michael J. Downer
      Michael J. Downer, Counsel